Exhibit 10.27

COLEY PHARMACEUTICAL GROUP, INC.

and

CHIRON CORPORATION

NON-EXCLUSIVE LICENSE AGREEMENT

Dated December 22, 2003

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Table of Contents

1.	DEFINITIONS		1
	1.1	General	1
2.	LICENSE GRANTS		11
	2.1	License Grant to Licensee	11
	2.2	Limitations	11
	2.3	Sublicenses	11
	2.4	License Grant to Coley	11
3.	PAYMENTS AND ROYALTIES		12
	3.1	Up-Front Payment	12
	3.2	Development Milestone Payments	12
	3.3	Minimum Annual Payments	13
	3.4	Royalty Payments	13
	3.5	Withholding; Payments	15
	3.6	Late Payments	15
	3.7	Third Party Licenses	15
	3.8	Audit of Records	15
4.	DEVELOPMENT; DILIGENCE OBLIGATIONS; ADVISORY COMMITTEE		16
	4.1	Diligence Generally	16
	4.2	Development and Commercialization Plans	16
	4.3	Collaboration Manager	17
	4.4	Regulatory Approvals	17
	4.5	Cooperation by Coley	18
5.	TRANSFER AND SUPPLY OF MATERIALS; MARKING		18
	5.1	Transfer of Materials	18
	5.2	Manufacture of Immune Modulator; Regulatory Filings and Manufacturing Information	19
	5.3	Marking	22
6.	TERM AND TERMINATION		22
	6.1	Term	22
	6.2	Termination	22
	6.3	Effects of Expiration or Termination	23
7.	CONFIDENTIALITY		24
	7.1	Nondisclosure Obligation	24
	7.2	Permitted Disclosures	25
	7.3	Partial Disclosures	25
	7.4	Publishing	25
	7.5	Publicity	26
8.	MAINTENANCE AND ENFORCEMENT OF PATENT RIGHTS		26
	8.1	Responsibility for Patent Rights	26
	8.2	Infringement by Third Parties	26
	8.3	Settlements	27
	8.4	Infringement Claims	27

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

i

	8.5	Recoveries and Damages	27
	8.6	Subject to Iowa Agreement	28
9.	REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PARTIES		28
	9.1	Representations and Warranties of Each Party to the Other	28
	9.2	Covenants of Licensee	28
	9.3	Representations and Warranties of Coley	29
	9.4	Bayh-Dole	29
10.	INDEMNIFICATION AND LIMITATION OF LIABILITY		29
	10.1	Indemnification by Licensee	29
	10.2	Indemnification by Coley	30
	10.3	Indemnification Procedure	30
	10.4	Settlements	31
	10.5	Limitation of Liability	31
	10.6	Insurance	31
	10.7	Warranty Disclaimer	32
11.	REPORTING OF SAFETY AND OTHER DATA		32
	11.1	Safety Data	32
	11.2	Preclinical and Clinical Data	32
	11.3	Coley Reports	33
12.	MISCELLANEOUS		33
	12.1	Assignment	33
	12.2	Governing Law	33
	12.3	Arbitration	33
	12.4	Injunctive Relief and Jurisdiction	34
	12.5	Waiver	34
	12.6	Independent Relationship	34
	12.7	Export Control	34
	12.8	Entire Agreement; Amendment	35
	12.9	Notices	35
	12.10	Force Majeure	36
	12.11	Severability	36
	12.12	Recording	36
	12.13	Further Actions	37
	12.14	Counterparts	37
	12.15	Iowa Agreement	37

Exhibit	A	Iowa Agreement
Exhibit	B	Licensee’s Existing IP
Exhibit	C	Patent Rights
Exhibit	D	Form of Press Release

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

ii

NON-EXCLUSIVE LICENSE AGREEMENT

This NON-EXCLUSIVE LICENSE AGREEMENT (this “Agreement”), effective as of December 22, 2003 (the “Effective Date”), is between Coley Pharmaceutical Group, Inc., a Delaware corporation located at 93 Worcester Street, Suite 101, Wellesley, Massachusetts 02481 (“Coley”), and Chiron Corporation., a Delaware corporation having a principal place of business at 4560 Horton Street, Emeryville, California 94608 (“Licensee”) (each, a “Party” and collectively, the “Parties”).

RECITALS

WHEREAS, Coley is the owner or licensee of certain rights, title, and interests in, and know-how related to, proprietary technologies involving immunomodulatory oligonucleotides; and

WHEREAS, Licensee and its sublicensees have developed and/or are developing or evaluating vaccines for the prevention of certain diseases in humans; and

WHEREAS, Licensee desires to obtain a non-exclusive license under the Technology (as hereinafter defined) in the Field (as hereinafter defined), and Coley desires to grant Licensee such rights and licenses;

NOW, THEREFORE, in consideration of the premises and covenants contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the Parties hereby agree as follows:

1.	DEFINITIONS

1.1 General. Unless otherwise specified, references in this Agreement to any section are references to such section of this Agreement and, unless otherwise specified, references in any section or definition to any clause are references to such clause of such section or definition. Terms for which meanings are defined in this Agreement shall apply equally to the singular and plural forms of the terms defined. Whenever the context may permit or require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The term “including” means including, without limiting the generality of any description preceding such term. Each reference herein to any Person shall include a reference to such Person’s successors and permitted assigns. Unless otherwise specified, references to any agreement, instrument or other document in this Agreement refer to such agreement, instrument or other document as originally executed or, if subsequently varied, replaced or supplemented from time to time, as so varied, replaced or supplemented and in effect at the relevant time of reference thereto. References to “dollars” or “$” are to United States dollars.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

1.2 Defined Terms. As used in this agreement, the following terms shall have the following respective meanings:

(a) “Affiliate” shall mean any individual or entity directly or indirectly controlling or controlled by or under common control with a Party to this Agreement. For purposes of this definition, the term “control” means (i) direct or indirect ownership of more than fifty percent (50%) of the voting interest in the entity in question, or more than fifty percent (50%) interest in the income of the entity in question; provided, however, that if local law requires a minimum percentage of local ownership, control will be established by direct or indirect beneficial ownership of one hundred percent (100%) of the maximum ownership percentage that may, under such local law, be owned by foreign interests; or (ii) possession, directly or indirectly, of the power to direct or cause the direction of management or policies of the entity in question (whether through ownership of securities or other ownership interests, by contract or otherwise). Notwithstanding the foregoing, “Affiliate” shall not include, in the case of Licensee, Novartis A.G. or any Affiliate of Novartis A.G. (other than Licensee and any of its direct or indirect subsidiaries), so long as Novartis A.G. is precluded from electing or has not exercised its rights to elect, a majority of the board of directors of Licensee, in accordance with the terms of the Governance Agreement dated as of November 20, 1994, among Ciba-Geigy Limited, Ciba-Geigy Corporation and Licensee.

(b) “Agreement” shall have the meaning set forth in the first paragraph of this Agreement.

(c) “Antigen” shall mean any and all compounds or compositions or components or formulation of components, other than Immune Modulator, used to induce, augment, fine-tune or enhance an antigen-specific active response of Licensed Product above the one already induced, augmented or enhanced by Immune Modulator.

(d) “BLA” shall mean a biologics license application or similar application filed with the FDA or other appropriate Regulatory Authority to obtain marketing approval for Licensed Product (or a “common technical document” filed in lieu thereof to obtain such approval).

(e) “Claim” shall mean any claim, demand, action or other proceedings (including for personal injury, death or disability) by a third party.

(f) “Coley” shall have the meaning set forth in the first paragraph of this Agreement.

(g) “Coley Indemnified Party” shall have the meaning set forth in Section 10.1.

(h) “Collaboration Manager” shall have the meaning set forth in Section 4.3.

(i) “Commercially Reasonable Efforts” shall have the meaning set forth in Section 4.1.

(j) “Commercialization Plan” shall have the meaning set forth in Section 4.2(a).

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(k) “Confidential Information” shall mean any scientific, technical, commercial, marketing or other business information furnished, directly or indirectly (including in connection with meetings with Regulatory Authorities or third parties), and whether in writing, orally or otherwise, by one Party (the “Disclosing Party”) to the other Party (the “Receiving Party”) pursuant to or in connection with this Agreement or the Prior Agreements (including the negotiation of this Agreement and the Prior Agreements) or the activities or transactions contemplated hereby or thereby. Such Confidential Information may include the identity, nucleotide sequence, or structure of an immunomodulatory oligonucleotide (including the Immune Modulator), the applicability or use of any immunomodulatory oligonucleotide (including the Immune Modulator) for a particular indication, information relating to the mechanism of immune stimulation for a particular immunomodulatory oligonucleotide (including the Immune Modulator), information about the composition of, or modifications to the nucleotides or phosphate backbone, as well as any product specifications, trade secrets, know-how (including Know-How), inventions, intellectual property, technical data or specifications, discovery methods, screening assays or other testing methods, business or financial information, research and development activities, royalty reports, and customer and supplier information.

(l) “Control” shall mean, with respect to any intellectual property right, possession of the right (and only to the extent of the right), whether directly or indirectly and whether by ownership, license or otherwise, to assign or grant a license, sublicense or other right to or under such intellectual property right without violating the terms of any agreement or other arrangement with any third party.

(m) “Data” shall mean all data and other information included or referenced in a Submission.

(n) “Development Milestone” shall have the meaning set forth in Section 3.2.

(o) “Development Milestone Payment” shall have the meaning set forth in Section 3.2.

(p) “Development Plan” shall have the meaning set forth in Section 4.2(a).

(q) “Disclosing Party” shall have the meaning set forth in Section 1.2(k).

(r) “Donated Licensed Product” shall have the meaning set forth in Section 1.2(mm).

(s) “Effective Date” shall have the meaning set forth in the first paragraph of this Agreement.

(t) “EU Associated Countries” shall mean the territories and countries where Articles 81(1) and 82 of the EU Treaty apply or competition provisions similar thereto apply pursuant to bilateral or multilateral agreements between the European Union and such territories and countries.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(u) “European Economic Area” or “EEA” shall mean an area comprising the EU Member States, Norway, Liechtenstein and Iceland.

(v) “FDA” shall mean the United States Food and Drug Administration or any successor entity.

(w) “Field” shall mean the use of Immune Modulator co-formulated with one or more Antigens as a vaccine that is labeled solely for use as a prophylactic administered via a Specified Delivery Method to prevent one or more Specified Diseases in humans. The Field specifically excludes labeling any product containing Immune Modulator for the treatment or prevention of any diseases, indications or disorders other than a Specified Disease in humans, but does not exclude the off-label use of products containing the Immune Modulator by medical professionals or other end users.

(x) “First Commercial Sale” shall mean, with respect to a particular Licensed Product and a particular country in the Territory, the first transaction by Licensee or a Sublicensee that transfers to an arm’s-length third party purchaser, for value, title and right of physical possession of the Licensed Product for use in the Field in the country after such Licensed Product has been granted Regulatory Approval for use in the Field by the competent Regulatory Authorities in such country. Notwithstanding the provisions of the preceding sentence, transfer of possession and title to an Affiliate or a Sublicensee shall not constitute a First Commercial Sale unless the Affiliate or Sublicensee is an end user of the Licensed Product. With respect to any country of the EEA, the First Commercial Sale of a Licensed Product in such country shall be deemed to occur on the date of the First Commercial Sale of such Licensed Product in any country of the EEA.

(y) “Immune Modulator” shall mean Coley’s proprietary immunomodulatory oligonucleotide whose confidential sequence has been identified by Coley as CpG 7909.

(z) “Initiation” shall, for the purpose of Phase II Clinical Trials and Phase III Clinical Trials, mean that the following activities have been carried out for the purpose of a given phase: the clinical lots have been released, the principal investigator has signed the clinical study protocol, the relevant regulatory authorities have approved the clinical trial protocol for such phase, and the Licensed Product has been administered to a human patient enrolled for purposes of clinical trials in such phase.

(aa) “IND” shall mean an Investigational New Drug Application in the U.S. or any foreign equivalent document that allows the initiation of human clinical trials in any country in the Territory.

(bb) “Indemnitee” shall have the meaning set forth in Section 10.3.

(cc) “Indemnitor” shall have the meaning set forth in Section 10.3.

(dd) “Inventions” shall mean all ideas, information, data, writings, development, processes, discoveries, improvements, methods, modifications, reagents, compositions, formulations, materials, know-how, and other technologies (whether or not

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

patentable or copyrightable) that (i) relate to the Immune Modulator and are derived from the use of Technology and (ii) are conceived and reduced to practice by or on behalf of Licensee during the performance of activities under this Agreement.

(ee) “Iowa Agreement” shall mean that certain License Agreement by and between CpG ImmunoPharmaceuticals, Inc. ([predecessor to Coley]) and UIRF, dated March 31, 1997, as amended March 7, 2001, as it exists on the Effective Date and is attached hereto as Exhibit A.

(ff) “Know-How” shall mean all proprietary technical information, know-how, discoveries, improvements, processes, formulas, data, inventions, sequences, modifications, mechanisms of action, trade secrets, instruction and other intellectual property (other than Patent Rights and the information disclosed or referenced therein) and reagents, compositions, formulations, and materials (as well as fragments, metabolites, constituents, components, and derivatives thereof), whether or not patentable, that

(i) are necessary for the development and commercialization of Licensed Products,

(ii) relate to the Immune Modulator, or,

(iii) to the extent (but only to the extent) necessary to permit Licensee to exercise its rights under Section 2.1, relate to manufacturing methods or processes for immunomodulatory compounds (including the Immune Modulator), discovery methods for immunomodulatory compounds (including the Immune Modulator), and screening assays and other testing methods for immunomodulatory compounds (including the Immune Modulator), and, in each case, that exist as of the Effective Date or arise during the Term and are owned, proprietary to, licensed by, Controlled by, or otherwise in the possession of, Coley or its Affiliates as of the Effective Date or during the Term and are not generally known to others in the field to which such know-how pertains. Except as and to the extent necessary to permit Licensee to exercise its rights under Section 2.1, Know-How shall specifically exclude proprietary technical information, know-how, discoveries, improvements, processes, formulas, data, inventions, sequences, modifications, mechanisms of action, trade secrets, instruction and other intellectual property and reagents, compositions, formulations, and materials relating to manufacturing methods or processes, discovery methods, and screening assays and other testing methods.

(gg) “Liability” shall have the meaning set forth in Section 10.1.

(hh) “Licensed Product” shall mean a product labeled for use in the Field and consisting of Immune Modulator, up to a maximum dose of 2 mg per administration, co-formulated with one or more Antigens in a single vial, syringe or other suitable container. Licensed Product does not include any combination with any drug product, vaccine or biological product labeled for any use outside the Field.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(ii) “Licensee” shall have the meaning set forth in the first paragraph of this Agreement.

(jj) “Licensee Indemnified Party” shall have the meaning set forth in Section 10.2.

(kk) “Licensee’s Existing IP” shall mean all intellectual property rights that

(i) are Controlled by Licensee or its Affiliates prior to the Effective Date;

(ii) are first Controlled by Licensee or its Affiliates on or after the Effective Date by, from or through a Person (other than Coley and its Affiliates) that does not have access to the Know-How; or

(iii) are first Controlled by Licensee or its Affiliates on or after the Effective Date pursuant to a merger, consolidation, acquisition (whether of all the outstanding stock or all or a portion of the assets of a Person ), or similar transaction with a third party, including that intellectual property of Licensee and its Affiliates specified on Exhibit B.

(ll) “Major Country” shall mean the United States, Canada, France, Germany, Italy, the United Kingdom, or Japan.

(mm) “Net Sales” shall mean the gross amount invoiced by Licensee and/or a Sublicensee on account of sales of Licensed Products to third parties in the Territory, less the total of the following deductions to the extent they are actually incurred and not billed separately to the customer:

(i) trade, cash, and/or quantity discounts not already reflected in the amount invoiced;

(ii) excise, sales and other consumption taxes and customs duties to the extent included in the invoice price;

(iii) freight, insurance and other transportation charges to the extent included in the invoice price;

(iv) amounts repaid or credited by reason of rejections and defects;

(v) returns or retroactive price reductions; and

(vi) payments and rebates directly related to the sale of Licensed Products,

accrued in accordance with generally accepted accounting principles, paid or deducted pursuant to agreements (including managed care agreements) or governmental regulations.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Net Sales shall not include reasonable quantities of any given Licensed Product distributed by Licensee and its Sublicensees at no charge to third parties for pre-clinical, clinical, or regulatory purposes or in connection with patient assistance programs or other charitable purposes (“Donated Licensed Products”); provided, however, that the number of Donated Licensed Products of a particular Licensed Product shall not exceed [****] percent ([*]%) of the total units of the Licensed Product invoiced by Licensee and its Sublicensees for consideration on an arm’s length basis during the applicable Royalty Quarter. In the event that Donated Licensed Products of a particular Licensed Product exceed [****] percent ([*]%) of the total units of the Licensed Product invoiced by Licensee and its Sublicensees during the applicable Royalty Quarter, then Licensee shall make Royalty Payments to Coley on those Donated Licensed Products which exceed the [****] percent ([*]%) cap. Net Sales for purposes of calculating the Royalty Payments due to Coley on the excess Donated Licensed Products shall be calculated by taking the average Net Sales price of the relevant Licensed Product invoiced during the applicable Royalty Quarter.

In the case of any sale or other disposal of a Licensed Product between or among either Licensee/Sublicensee and their respective Affiliates for resale or Licensee and Sublicensee for resale, Net Sales shall be calculated as above by taking the average Net Sales price of the Licensed Product invoiced by the receiving Person during the applicable Royalty Quarter. Sales between or among Licensee, Sublicensee and their respective Affiliates shall be excluded from the computation of Net Sales except where such Sublicensees or Affiliates are end users. In the case of any other sale or other disposal for value, such as barter or counter-trade, of any Licensed Product, or part thereof, other than in an arm’s length transaction exclusively for money, Net Sales shall be calculated as above on the fair market value of the consideration given.

(nn) “Option Period” shall have the meaning set forth in Section 5.2(b).

(oo) “Option Right” shall have the meaning set forth in Section 5.2(b).

(pp) “Party” shall have the meaning set forth in the first paragraph of this Agreement.

(qq) “Patent Rights” shall mean

(i) all patents and patent applications, including provisional patent applications, that relate to the Immune Modulator,

(ii) all national, regional and international patent applications filed either from such patent applications or provisional applications or from an application claiming priority from either of these, including divisionals, continuations, continuations-in-part, provisionals, converted provisionals and continued prosecution applications, in each case that relate to the Immune Modulator,

(iii) any and all patents that have issued or in the future issue from the foregoing patent applications, including utility models, petty patents and design patents and certificates of invention, that relate to the Immune Modulator,

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(iv) any and all extensions or restorations by existing or future extension or restoration mechanisms, including revalidations, reissues, re-examinations and extensions (including any supplementary protection certificates and the like) of the foregoing patents or patent applications described in clauses (i), (ii) and (iii), and,

(v) to the extent (but only to the extent) necessary to permit Licensee to exercise its rights under Section 2.1, patents or patent applications relating to manufacturing methods or processes for immunomodulatory compounds (including the Immune Modulator), discovery methods for immunomodulatory compounds (including the Immune Modulator), and screening assays and other testing methods for immunomodulatory compounds (including the Immune Modulator), in each case, owned, Controlled or licensed (other than by Licensee or its Affiliates or Sublicensees pursuant to Sections 2.4 or 5.1(c)(ii)(1) and (3)) by Coley or its Affiliates as of the Effective Date or during the Term and that exist as of the Effective Date or arise during the Term and under which Coley or its Affiliates have the right, whether directly or indirectly and whether by ownership, license or otherwise (other than from Licensee or its Affiliates or Sublicensees pursuant to Sections 2.4 or 5.1(c)(ii)(1) and (3)), to disclose, assign, or grant licenses, sublicenses or any other right, including the Patent Rights listed on Exhibit C, as amended from time to time in accordance with this Agreement. Except as and to the extent necessary to permit Licensee to exercise its rights under Section 2.1, the Patent Rights shall specifically exclude patents or patent applications relating to manufacturing methods or processes, discovery methods, and screening assays and other testing methods.

(rr) “Person” shall mean an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, or similar entity or organization, including a government or political subdivision, department or agency of a government, or an academic or research institution.

(ss) “Phase I Clinical Trials” shall mean clinical studies in subjects to evaluate the safety and tolerance, pharmacokinetic and pharmacodynamic properties, dosing interval, and/or absorption, distribution, metabolism, and excretion (ADME) of the candidate vaccine.

(tt) “Phase II Clinical Trials” shall mean dose-ranging trials to evaluate efficacy and/or immunogenicity and safety in the targeted patient population and/or to define the optimal dosing regimen.

(uu)“Phase III Clinical Trials” shall mean short-term and/or long-term controlled trials to confirm the efficacy and/or immunogenicity and safety of the drug in larger, targeted patient populations.

(vv)“Pre-Commercial Manufacture Agreement” shall have the meaning set forth in Section 5.2(a).

(ww) “Prior Agreements” shall mean that certain Material Transfer and Evaluation Agreement, effective February 11, 2002, between the Parties, as amended by

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Amendment #1 thereto, that certain Confidentiality Agreement, dated October 1, 2001, between the Parties, and that certain Mutual Confidentiality Agreement, dated March 22, 2000, between the Parties, as amended June 26, 2001.

(xx) “Receiving Party” shall have the meaning set forth in Section 1.2(k).

(yy) “Regulatory Approval” shall mean the marketing authorization (independent of pricing approval or reimbursement approval) of a Licensed Product in a country in the Territory, in each case by the appropriate Regulatory Authority.

(zz) “Regulatory Authority” shall mean, with respect to each country in the Territory, the government agency or health authority that regulates and is responsible for granting approvals for the manufacture, marketing and/or sale of pharmaceutical products in such country.

(aaa) “Royalty Payments” has the meaning set forth in Section 3.4(a).

(bbb) “Royalty Period” shall mean the partial Royalty Quarter commencing on the date of the First Commercial Sale in any country in the Territory and every complete or partial Royalty Quarter thereafter with respect to which Licensee has the obligation to make Royalty Payments under Section 3.

(ccc) “Royalty Report” shall have the meaning set forth in Section 3.4(b).

(ddd) “Royalty Quarter” shall mean the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31.

(eee) “Royalty Year” shall mean each successive period of twelve (12) months commencing on January 1 and ending on December 31.

(fff) “Specifications” shall mean the drug substance and/or product quality specifications, release test methods, and typical batch release data relating to the Immune Modulator or, solely in the case of the use of the term in Section 5.2(c)(iii), other immunomodulatory oligonucleotides.

(ggg) “Specified Delivery Method” shall mean administration of a product by an intramuscular or subcutaneous injection.

(hhh) “Specified Disease” shall mean Hepatitis C [*************************]. At any time and from time to time, and with respect to any one or more Specified Diseases, Licensee may provide notice that it wishes to delete one or more Specified Diseases from this definition. Any such notice shall be accompanied by Licensee’s written certification that

(i) Licensee has in good faith determined that there is no reasonable basis, for either scientific or commercial reasons, for Licensee to commercialize a Licensed Product for a particular Specified Disease or

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(ii) Licensee is no longer working with respect to a particular Specified Disease in the Field.

Effective sixty (60) days following any notice delivered by Licensee pursuant to the preceding sentence, this definition shall, without further action on the part of either Party, be for all purposes deemed to be amended by deleting therefrom the Specified Disease(s) specified in Licensee’s notice.

(iii) “Sublicensee” shall mean any Person who receives a sublicense of the license rights granted to Licensee pursuant to and in accordance with this Agreement.

(jjj) “Submission” shall mean the acceptance for filing by the relevant Regulatory Authority of an application to obtain Regulatory Approval.

(kkk) “Technology” shall mean the Patent Rights and Know-How.

(lll) “Term” shall have the meaning set forth in Section 6.1.

(mmm) “Territory” shall mean all the countries of the world.

(nnn) “UIRF” means the University of Iowa Research Foundation.

(ooo) “Valid Claim” shall mean any claim of a pending patent application which has not been abandoned or finally rejected without the right of appeal, or any claim from an issued and unexpired patent included within the Patent Rights which has not been revoked or held unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction, and which has not been disclaimed, denied or admitted to be invalid or unenforceable through reissue or disclaimer or otherwise. Notwithstanding the foregoing, if a claim of a pending patent application in a specific country has not issued as a claim of an issued patent within ten (10) years after the first filing date of the first application in the country from which such pending claim claims priority, such pending claim shall cease to be a Valid Claim for purposes of this Agreement unless and until such claim becomes an issued claim of an issued patent.

(ppp) “Valid Patent Claim” shall mean any claim from an issued and unexpired patent included within the Patent Rights which has not been revoked or held unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction, and which has not been disclaimed, denied or admitted to be invalid or unenforceable through reissue or disclaimer or otherwise.

(qqq) “Withholding Taxes” shall have the meaning set forth in Section 3.5(a).

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

2.	LICENSE GRANTS.

2.1 License Grant to Licensee. Subject to the terms of this Agreement, Coley hereby grants to Licensee, and Licensee hereby accepts, during the Term, a non-exclusive, royalty-bearing license, with the right to grant sublicenses solely as provided in Section 2.3, under the Technology, and to use the Immune Modulator in connection therewith, in each case to make, have made, use, have used, sell, have sold, offer for sale, and import Licensed Products in the Field in the Territory.

2.2 Limitations. Except as specifically allowed in Section 2.1 above, Licensee shall have no rights under this Agreement to use the Immune Modulator for any purpose. No other rights, express or implied, are granted to Licensee except as expressly granted pursuant to this Agreement.

2.3 Sublicenses. Licensee shall not sublicense any rights it obtains herein to any Person other than an Affiliate of Licensee unless Licensee has first obtained the written consent of Coley to such sublicense, such consent not to be unreasonably withheld. The sublicensing rights granted to Licensee hereunder shall be limited to Licensed Products developed or sold by the Licensee. Licensee shall not grant Sublicensees rights to develop or sell Licensed Products that are not/have not been developed or sold by Licensee. Each sublicense agreement with a Sublicensee shall be subject and subordinate to this Agreement and shall contain provisions substantially similar to the provisions of this Agreement. Sublicensees that are Affiliates of Licensee may further sublicense any rights they obtain herein to other Affiliates of Licensee. No Sublicensee may further sublicense any rights it obtains hereunder to any Person that is not an Affiliate of Licensee without first obtaining the written consent of Coley to such further sublicense. In the event of early termination of this Agreement, any sublicense agreement with any Sublicensee shall provide for the termination of the sublicense, or the conversion to a license directly between such Sublicensee and Coley on substantially the same terms as the sublicense agreement, at the option of the Sublicensee; provided, however, that such Sublicensee is in good standing under the sublicense agreement; and provided, further, that, in no event shall Coley have greater obligations to such Sublicensee than it has to Licensee hereunder.

2.4 License Grant to Coley. Licensee shall grant, and hereby grants, to Coley and its Affiliates a non-exclusive, royalty-free, perpetual, fully paid-up license, with the right to grant sublicenses, to practice the Inventions and any intellectual property rights therein to the extent necessary (but only to the extent necessary) for Coley to practice the Technology outside the Field; that is, if in the absence of such a license from Licensee, Coley would be unable to practice the Technology outside the Field.

2.5 Provision of Know-How and Cooperation. Coley shall provide Licensee and its Sublicensees with access to all Know-How and all other information owned or Controlled by or otherwise in the possession of Coley or its Affiliates that is necessary or useful for purposes of the development, regulatory approval, and commercialization of Licensed Products in the Territory and all other activities of Licensee contemplated by this Section 2.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

3.	PAYMENTS AND ROYALTIES.

3.1 Up-Front Payment. In partial consideration of Coley’s investment in the Technology and the non-exclusive license granted to Licensee pursuant to Section 2.1, Licensee shall make a non-refundable, up-front license fee payment of [***********] dollars ($[*********], Such up-front license fee shall be payable by Licensee within twenty (20) days following its receipt of Coley’s invoice therefor.

3.2 Development Milestone Payments. Licensee shall pay Coley the amount corresponding to each development milestone achieved by Licensee or its Affiliates or Sublicensees hereunder (the “Development Milestones”) set forth below (each, a “Development Milestone Payment”) . Each Development Milestone Payment shall be payable by Licensee within twenty (20) days following its receipt of Coley’s invoice therefor. If any Development Milestone is reached without achieving a preceding Development Milestone, then the amount which would have been payable on achievement of the preceding Development Milestone shall be payable upon achievement of the following Development Milestone. For example, if a Phase III Clinical Trial is initiated for a Licensed Product without initiating a Phase II Clinical Trial, then a total of $[*******] will be due upon the initiation of the Phase III Clinical Trial. Except as otherwise expressly provided herein, each Development Milestone Payment shall be payable only once for a Licensed Product regardless of the number of INDs filed, Phase II Clinical Trials or Phase III Clinical Trials conducted, Submissions made, or Regulatory Approvals obtained in a given country, the number of countries in which Development Milestones are achieved, or the number of improvements or follow-on Licensed Products that are derived from such Licensed Products. In the event that Licensee or its Affiliates or Sublicensees discontinues the development or commercialization of a Licensed Product for the prevention of a Specified Disease in favor of another Licensed Product for the prevention of the same Specified Disease, then any Development Milestone Payments made with respect to the first Licensed Product shall be credited against any Development Milestone Payments otherwise payable with respect to the subsequent Licensed Product. In the event that Licensee develops a Licensed Product that contains Antigens for two or more of the three Specified Diseases in the Field in a single vaccine, Development Milestones will be paid for each such Specified Disease.

Development Milestone Payments	For the First Licensed Product for Each Specified Disease (i.e., ********************)		Each Additional Licensed Product for a Specified Disease after the First Licensed Product for the Specified Disease
Filing of an IND or equivalent	$	[*******]
Initiation of Phase II Clinical Trial	$	[*******]
Initiation of Phase III Clinical Trial	$	[*******]
Regulatory Submission-US	$	[*******]	$	[*********]
Submission in the first next Major Country	$	[*******]	$	[*******]
Regulatory Approval - US	$	[*********]	$	[*********]
Regulatory Approval in the first next Major Country	$	[*********]	$	[*********]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

3.3 Minimum Annual Payments. Licensee shall make the following minimum annual payments to Coley:

(a) on the first anniversary of the Effective Date, [**************] dollars ($[******]);

(b) on the second anniversary of the Effective Date, [*******************] dollars ($[*******]); and

(c) on the third anniversary of the Effective Date and each succeeding anniversary of the Effective Date that occurs prior to the termination of the Royalty Period, [*************************] dollars ($[*******]).

Each such payment shall be payable by Licensee within twenty (20) days of its receipt of Coley’s invoice therefor and shall be fully creditable against any Development Milestone Payments or Royalty Payments falling due to Coley during the two years following the date on which the payment is made.

3.4 Royalty Payments.

(a) Royalty Payments Due. Licensee shall pay to Coley royalty payments on annual Net Sales of each Licensed Product by Licensee and Sublicensees in the amounts set forth below (“Royalty Payments”):

(i) With respect to Net Sales of the Licensed Product made in a particular country during the period in which the Licensed Product is covered by a Valid Patent Claim in such country, the Licensee shall pay Coley a royalty of [*********************] percent ([***]%) of such Net Sales.

(ii) With respect to Net Sales of the Licensed Product made in a particular country during the period in which the Licensed Product is covered by a Valid Claim but is not covered by a Valid Patent Claim in such country, the Licensee shall pay Coley

(1) a royalty of {****************] percent ([***]%) of such Net Sales made prior to the fifth anniversary of the Effective Date and

(2) (A) a royalty of [*******************] percent ([***]%) of such Net Sales made on or after the fifth anniversary of the Effective Date plus, (B) in the event (but only in the event) the Licensed Product should come to be covered by a Valid Patent Claim in the country on or after the fifth anniversary of the Effective Date but prior to the tenth anniversary of the Effective Date, an additional royalty equal to the difference between (x) the royalty that would have been payable under Section 3.4(a)(i) with respect to Net Sales of the Licensed Product in the country if such Licensed Product had been covered by a Valid Patent Claim in the country beginning on the fifth anniversary of the Effective Date and continuing until the date the Licensed Product came actually to be covered by a Valid Patent Claim in the country and (y) the royalty actually paid with respect to Net Sales of the Licensed Product in the country during the period beginning on the fifth anniversary of the Effective Date and continuing

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

until the date the Licensed Product came actually to be covered by a Valid Patent Claim in the country.

Amounts payable pursuant to clause (2)(B) of this Section 3.4(a)(ii) shall be paid by Licensee to Coley within sixty (60) days following the end of the Royalty Quarter during which Coley gives notice to Licensee that the Licensed Product has come to be covered by a Valid Patent Claim in the country.

(iii) With respect to Net Sales of the Licensed Product made in a particular country during the period in which the Licensed Product is not covered by a Valid Claim in such country, the Licensee shall pay Coley a royalty of [*******************] percent ([***]%) of such Net Sales.

The Royalty Payment due with respect to the sale of a specific Licensed Product under this Section 3.4(a) shall be determined on the basis of the country in which the Licensed Product is sold, not the country in which the Licensed Product is manufactured. In any event, only one (1) Royalty Payment shall be due under this Section 3.4(a) per Licensed Product sold. Except as and to the extent contemplated by Section 3.7, Royalty Payments shall not be subject to any offsets or credits for royalties or payments made to third parties by Licensee for third parties’ technologies which are utilized or incorporated into the Licensed Product.

(b) Tender of Royalty Payments and Royalty Reports. Within thirty (30) days after the conclusion of each Royalty Quarter, Licensee shall, except as otherwise contemplated by Section 3.4(a)(ii), tender payment of any Royalty Payments due under this Agreement and shall concurrently deliver to Coley a report on the Net Sales activity of Licensee and Sublicensees during such Royalty Quarter (the “Royalty Report”). If no Royalty Payment is due, the Royalty Report shall so state. All such Royalty Reports shall be considered Confidential Information of both Parties under this Agreement. Royalty Reports shall contain at least the following information:

(i) Net Sales of any Licensed Products sold by Licensee and Sublicensees on a country-by-country and Licensed Product-by-Licensed Product basis (including number of units sold), during the applicable Royalty Quarter;

(ii) total Royalty Payments due with respect to Net Sales of each Licensed Product in each country; and

(iii) the total number of Donated Licensed Products on a Licensed Product-by-Licensed Product basis during the applicable Royalty Quarter, and the nature of the recipients of all such Donated Licensed Products.

(c) Period During Which Royalties Are Payable. Licensee’s Royalty Payment obligations under this Section 3.4 shall become effective on a country-by-country and Licensed Product-by-Licensed Product basis upon the First Commercial Sale of a particular Licensed Product in a particular country in the Territory and continuing thereafter with respect to such country and such Licensed Product until the later to occur of (i) the expiration or termination of the last Valid Claim of a Patent Right covering such Licensed Product in such country or (ii) ten

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(10) years from the First Commercial Sale of the Licensed Product in such country. Upon expiration of the period during which Licensee is obligated to make Royalty Payments with respect to a specific Licensed Product in specific country in the Territory, the rights granted to Licensee pursuant to Section 2.1 with respect to such Licensed Product in such country shall become perpetual, irrevocable, fully paid-up and royalty-free.

3.5 Withholding; Payments.

(a) Any payments made by Licensee to Coley under this Agreement shall be reduced by the amount that Licensee is required to withhold pursuant to any applicable tax law (“Withholding Taxes”). Licensee shall submit reasonable proof of payment of the Withholding Taxes to Coley within a reasonable period of time after such Withholding Taxes are remitted to the proper taxing authority.

(b) Any payments due under Section 3 shall be made in dollars, using a mutually acceptable method of payment. With respect to sales of a Licensed Product invoiced in a currency other than dollars, the Net Sales and amounts due to Coley hereunder shall be expressed in the domestic currency of the Party making the sale, together with the dollar equivalent of the amount payable to Coley, calculated using the interbank exchange rate in force on the last working day of the Royalty Quarter in which the Net Sales were made as published by the Wall Street Journal (U.S. Eastern edition).

3.6 Late Payments. Any payments due under this Section 3 that are not made on or before the date specified under the terms of this Agreement shall bear interest, to the extent permitted by law, at a rate equal at all times to the prime rate of interest announced publicly from time to time by Citibank, N.A., plus [***] percent ([*]%), but in no case higher than the maximum rate permitted by applicable law.

3.7 Third Party Licenses. In the event that Licensee must obtain one or more royalty-bearing licenses from one or more third parties during the Royalty Period in order for Licensee and/or Sublicensees to practice the rights granted hereunder to the Patent Rights without infringing such third party’s rights, Licensee may offset [*****] percent ([**]%) of any such third party payments against the Royalty Payments otherwise payable to Coley hereunder in the same or any subsequent Royalty Quarter; provided, however, that in no event shall aggregate Royalty Payments with respect to any Licensed Product be reduced by more than [*****] percent ([**]%) for any Royalty Quarter. Offsets for any such third party royalty payments for Net Sales of a particular Licensed Product may be applied only against Royalty Payments due hereunder for the Net Sales of such Licensed Product.

3.8 Audit of Records.

(a) Licensee, its Affiliates and Sublicensees shall keep and maintain records of sales, importations, and other dispositions of Licensed Products. The records required by this Section shall be maintained and available for inspection for a period of five (5) years following the Royalty Year to which they pertain.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(b) Coley shall have the right, at Coley’s expense, to examine, through an independent certified public accounting firm reasonably acceptable to Licensee, those records of Licensee and Sublicensees as may be reasonably necessary to confirm the accuracy of the Royalty Reports. Any such examination shall be made only upon not less than ten (10) day’s prior written notice to Licensee or Sublicensee, as the case may be, during regular business hours, and within three (3) years after the end of Royalty Period; provided, however, that such examination shall not take place more often than once per Royalty Year and shall not cover such records for more than the preceding three (3) Royalty Years. Such accounting firm shall report to Coley only the final audited Royalty Payment amounts to be paid by Licensee.

(c) In the event that any such inspection shows an underreporting or an underpayment in excess of [****] percent ([*]%) for any consecutive twelve (12) month period, then Licensee shall pay the reasonable costs of such examination and in any event shall pay any additional sum, including interest charges (at a rate equal at all times to the prime rate of interest announced publicly from time to time by Citibank, N.A., plus [***] percent ([*]%), but in no case higher than the maximum rate permitted by applicable law) on any such additional sum shown to be due to Coley.

4.	DEVELOPMENT; DILIGENCE OBLIGATIONS; ADVISORY COMMITTEE.

4.1 Diligence Generally. Licensee shall use commercially reasonable efforts consistent with the efforts and resources normally used in good faith and fair dealing for a product of its own discovery of similar market potential at a similar stage in its product life, taking into account the competitiveness of the market place, the proprietary position of the product, the regulatory structure involved, the profitability of the applicable products and other relevant factors (“Commercially Reasonable Efforts”), (a) to pursue the development, commercialization, and marketing of at least one Licensed Products for each Specified Disease in the Field in each Major Country and (b) to undertake investigations and actions required to obtain appropriate Regulatory Approval therefor.

4.2 Development and Commercialization Plans.

(a) Consistent with Section 4.1:

(i) Licensee shall prepare and provide Coley with a development plan (“Development Plan”) for each Specified Disease within the Field. Each Development Plan shall set forth anticipated activities, plans and timelines for the development of Licensed Products targeting the relevant Specified Disease (including regulatory timelines for each Major Country). Following initial submission, each Development Plan shall be updated by Licensee at least annually for each Specified Disease in the Field. Annual updates shall include a description of all significant activities and results since the date of the most recent Development Plan. An initial Development Plans for each Specified Disease included in the Field shall be delivered not later than one hundred eighty (180) days prior to the date upon which Licensee in good faith anticipates Phase I Clinical Trials will begin for the Specified Disease.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(ii) Licensee shall provide Coley with a commercialization plan (“Commercialization Plan”) for each Licensed Product no later than one (1) year prior to the anticipated First Commercial Sale of the Licensed Product in a Major Country. Each Commercialization Plan shall set forth projected annual Net Sales and anticipated activities, plans and timelines for the commercialization of the relevant Licensed Product.

Each Development Plan and Commercialization Plan shall be prepared by Licensee in good faith and shall reflect Licensee’s intentions and projection as of the date of its delivery to Coley.

4.3 Collaboration Manager. Each Party shall appoint one individual who shall serve as such Party’s primary contact with respect to this Agreement and any issues that may arise hereunder (a “Collaboration Manager”). Each Party shall at all times keep the other Party informed of the identity of the Collaboration Manager.

4.4 Regulatory Approvals.

(a) Licensee shall use Commercially Reasonable Efforts to submit registration dossiers to the relevant Regulatory Authorities with respect to all necessary Regulatory Approvals in each Major Country.

(b) Licensee shall have the right to obtain Regulatory Approvals, which shall be held by and in the name of Licensee, and Licensee shall own all Submissions and Data in connection therewith. All pricing, formulary and marketing approvals shall also be obtained by and in the name of Licensee, and Licensee will be the principal interface and will otherwise handle all interactions with Regulatory Authorities concerning any Licensed Products including, to the extent legally possible, being the sole contact with such Regulatory Authorities, subject to the rights of Coley under this Section 4.4.

(c) Each Party shall have full access to and the right to reference any NDAs and/or their foreign equivalent based on Immune Modulator owned by the other Party, its Affiliates, and/or sublicensees or any third party filing such NDAs and/or their foreign equivalent on behalf of such Party, its Affiliates, or its sublicensees; provided, however, that such rights are subject to the prior written consent of the Person owning the NDA or foreign equivalent as the case may be and any information contained therein. In the event that a Party or its Affiliates is the owner of such NDA or foreign equivalent as the case may be or information contained therein, such Party shall not, and shall cause its Affiliates not to, unreasonably withhold or delay consent. In the event that a third party is the owner of such NDA or foreign equivalent or information contained therein, the Parties agree to reasonably cooperate to obtain such necessary third party consents. Notwithstanding the foregoing, the rights granted to a Party to access and reference any NDAs and/or their foreign equivalent, as contemplated herein, shall not extend to such Party’s sublicensees without the prior written consent of the Person owning the NDA or foreign equivalent, such consent to be at the sole discretion of such owning Person.

(d) To the extent not prohibited by law or regulation, Coley shall have right to have one (1) representative (i) attend (but not participate in) any material meetings between Licensee and any Regulatory Authority with respect to Licensed Products and (ii) listen to (but

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

not participate in) any material telephone conversation between Licensee and any Regulatory Authority with respect to Licensed Products that is pre-scheduled between Licensee and the relevant Regulatory Authority. Licensee will use reasonable efforts (i) to provide Coley with as much advance notice of any such meeting or telephone call as is reasonably possible in the circumstances and, (ii) to the extent reasonably possible, to provide Coley, at least five (5) business days before any such meeting, with copies of all documents, correspondence and other materials which are relevant to the matters to be addressed at any such meeting or in any such telephone call (it being understood that in no event will the provisions of clause (i) or (ii) of this sentence require Licensee to delay any meeting or telephone call with a Regulatory Authority). Licensee will also provide Coley with access to all exchanges of material correspondence related to activities conducted pursuant to this Agreement with any Regulatory Authority. Notwithstanding the foregoing, Licensee will have sole discretion as to the regulatory strategy and decision-making for any Licensed Product.

(e) Licensee shall have the sole right to obtain all pricing and reimbursement approvals in all countries in the Territory in which Licensed Products shall be sold.

4.5 Cooperation by Coley. Coley shall, upon request by Licensee, cooperate with Licensee in all reasonable respects with regard to Licensee’s activities relating to the obtaining of all necessary Regulatory Approvals for Licensed Products.

5.	TRANSFER AND SUPPLY OF MATERIALS; MARKING.

5.1 Transfer of Materials.

(a) Immune Modulator is Proprietary. Licensee acknowledges and agrees, and shall cause its Sublicensees to acknowledge and agree, that, subject always to Licensee’s Existing IP and without in any way compromising, limiting, qualifying or otherwise restricting the rights of Licensee and its Affiliates therein and thereto or with respect to any Invention, as between the Parties, (i) the Immune Modulator is proprietary to and owned by Coley, (ii) it has no ownership rights in the Immune Modulator, and (iii) the Immune Modulator may be the subject of one or more claims in the Patent Rights.

(b) Use and Transfer. Licensee acknowledges and agrees, and shall cause its Sublicensees to acknowledge and agree, that it shall not at any time prior to the earlier of the expiration of the Term and such time as the Immune Modulator is not covered by a Valid Claim in a particular country:

(i) use Immune Modulator for any purpose other than the purposes as set forth in this Agreement in such country;

(ii) except as otherwise contemplated by this Agreement, distribute, transfer, or provide access to Immune Modulator to any third party in such country;

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(iii) subject to Licensee’s Existing IP, alter or in any way modify any DNA sequence in Immune Modulator in such country; provided, however, that this clause (iii) shall not in any way limit the right of Licensee, its Affiliates and Licensee’s and its Affiliates’ sublicensees to use or exploit Licensee’s Existing IP or in any way compromise, limit, qualify or otherwise restrict the rights of Licensee and its Affiliates in and to Licensee’s Existing IP; or

(iv) seek to obtain intellectual property protection for the Immune Modulator in such country.

(c) Remedies. In the event Licensee and its Affiliates (or any Sublicensee as the case may be) at any time fail to comply with the restrictions set forth in Section 5.1(b), in addition to any other remedies Coley may have at law or in equity, (i) in those countries other than the countries of the EEA and the EC Associated Countries, Licensee agrees to assign, and hereby assigns, to Coley (and shall require its Sublicensees to assign to Coley), all right, title, and interest in and to any and all information, data, results, discoveries, assays, and inventions arising from such prohibited use; and (ii) in the countries of the EEA and the EC Associated Countries, Licensee shall grant, and hereby grants, to Coley (and shall require its Sublicensees to grant to Coley) (1) a non-exclusive, royalty-free, fully paid-up, perpetual right and license (with the right to sublicense) in and to any and all information, data, results, discoveries, assays, and inventions arising from such prohibited use to the extent that the foregoing are either not improvements to the Technology or are severable improvements to the Technology, (2) an exclusive, royalty-free, fully paid-up right and license (with the right to sublicense) in and to any and all information, data, results, discoveries, assays, and inventions arising from such prohibited use to the extent that the foregoing are non-severable improvements to the Technology, and/or (3) a non-exclusive (with Licensee or Sublicensee as the case may be) royalty-free, fully paid-up right and license (with the right to sublicense) to any and all information, data, results, discoveries, assays, and inventions arising from such prohibited use to the extent that the foregoing are severable improvements to the Technology which cannot be licensed to third parties without disclosing Know-How to such third parties.

5.2 Manufacture of Immune Modulator; Regulatory Filings and Manufacturing Information

(a) Supply of Immune Modulator Prior to Commercial Sale.

(i) Coley shall provide Licensee and its Affiliates and Sublicensees with reasonable research, development and clinical quantities of the Immune Modulator to permit Licensee and its Affiliates and Sublicensees to conduct the research, development and clinical activities contemplated hereby. Coley shall provide such Immune Modulator to Licensee and its Affiliates or Sublicensees at Coley’s fully loaded cost, defined as the direct expense associated with the production, shipment, validation and release of such quantities of Immune Modulator supplied, plus [***********] percent ([**]%). Coley, at its sole cost and expense, shall be responsible for any scale up activities required to comply with its obligations under the preceding sentence.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(ii) Coley shall deliver Immune Modulator to Licensee, its Affiliate or its Sublicensee, as the case may be, pursuant to this Section 5.2(a) within twenty (20) days of receipt of the requesting Person’s purchase order therefor. Such delivery shall be made D.D.U. (as defined in Incoterms 2000) the requesting Person’s facility in North America or Europe, as specified in the requesting Person’s purchase order. Title and risk of loss with respect to Immune Modulator supplied by Coley pursuant to this Section 5.2(a) shall pass to the requesting Person upon delivery of the Immune Modulator at the requesting Person’s facility in North America or Europe, as specified in the requesting Person’s purchase order.

(iii) Coley warrants that, at the time of delivery of Immune Modulator to the requesting Person pursuant to this Section 5.2(a), such Immune Modulator (1) will have been manufactured, stored and shipped in accordance with applicable good manufacturing practices and all other applicable laws, rules or regulations; (2) have been manufactured in accordance with the Immune Modulator Specifications; and (3) not be adulterated or misbranded under the U.S. Food, Drug and Cosmetic Act, as amended, or other applicable laws, rules or regulations. The requesting Person shall have the right to reject non-conforming Immune Modulator.

(iv) Coley shall maintain, or cause to be maintained, all records relating to the production, shipment, validation and release of Immune Modulator supplied to requesting Persons pursuant to this Section 5.2(a) that are necessary to comply with all applicable laws, rules and regulations. All such records shall be maintained for such period as may be required by applicable law, rule or regulation and shall be available for audit by Licensee and its Affiliates or Sublicensees during regular business hours upon reasonable prior notice by any such Person to Coley.

(b) Optional Right to Supply Immune Modulator for Licensed Products for Commercial Sale.

(i) Without limiting Licensee’s rights otherwise granted under this Agreement, Licensee hereby grants, and will require its Sublicensees to grant, Coley an exclusive right and option under Coley’s retained rights to manufacture and supply (or have a third party manufacture and supply on Coley’s behalf) Immune Modulator to be used in Licensed Products for commercial sale (the “Option Right”). Coley may exercise its Option Right at any time during the period commencing on the Effective Date and ending eighteen (18) months thereafter (the “Option Period”). If Coley does not elect to exercise the Option Right or fails to exercise the Option Right within the Option Period, then Coley shall have no right to manufacture or have a third party manufacture and supply Immune Modulator to Licensee or Sublicensee for use hereunder. If Coley exercises its Option Right within the Option Period, Licensee and Coley will negotiate in good faith a supply agreement for Coley to supply Immune Modulator to Licensee at Coley’s fully loaded cost, defined as the direct expense associated with the production, shipment, validation and release of Immune Modulator supplied, plus [***********] percent ([**]%). If Coley and Licensee or Sublicensee, as the case may be, are unable, despite good faith negotiations, to negotiate a supply agreement within three (3) months of Coley’s exercise of the Option Right, then Coley shall have no right to manufacture or have a third party manufacture and supply Immune Modulator to Licensee or Sublicensee, as the case

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

may be, for use as contemplated hereunder; provided, however, that Licensee, or Sublicensee as the case may be, shall not offer any third party such a right on terms and conditions more favorable then those last offered to Coley without first offering such terms and conditions to Coley.

(ii) It shall be a condition to Coley’s ability to exercise the Option Right that Coley have supplied to Licensee or Sublicensee, as the case may be, a validation package, reasonably satisfactory to Licensee or Sublicensee, as the case may be, for the manufacturing process at the final proposed manufacturing scale in the final proposed manufacturing location. The validation package shall conform with current industry practice and detail the validation of the manufacturing process and all associated analytical methods as well as all equipment and facilities to be used during the manufacture and shall provide sufficient information to permit Licensee or Sublicensee, as the case may be, to effectively evaluate whether the proposed manufacturing facility and associated manufacturing systems and documentation will comply with good manufacturing practices within the pharmaceutical industry and all EEA and U.S. regulatory requirements.

(c) Manufacturing Information. In the event that Coley does not exercise its Option Right pursuant to Section 5.2(b), then upon expiration of the Option Period and thereafter until the expiration of the Term,

(i) each Party shall share with the other Party, and in any event Licensee shall require its Sublicensees to share with Coley (either directly or through Licensee), information regarding Immune Modulator Specifications as such Immune Modulator Specifications may be revised or updated from time to time;

(ii) the Parties shall consult with each other, and Licensee shall require its Sublicensees to consult with Coley and Licensee, prior to making any filing with the FDA or other Regulatory Authority related to the manufacture of Immune Modulators and/or Licensed Products and/or making any submission for inclusion in a pharmacopoeia relating to Immune Modulators and/or Licensed Products, in each case to the extent the same could reasonably be expected to have any effect on Coley or its rights in or to the Immune Modulator or the Technology; and

(iii) in the event that Licensee and/or any Sublicensee manufactures or has a third party manufacture Immune Modulator and uses information and/or intellectual property rights which result in a Regulatory Authority mandating changes to any immunomodulatory oligonucleotide Specifications and, as a result, Coley is unable to obtain or manufacture reasonable quantities of Immune Modulator and/or other immunomodulatory oligonucleotides in compliance with the mandate by such Regulatory Authority, Licensee shall, or shall cause its Sublicensees to (as the case may be), either, as determined by Licensee or Sublicensee, as the case may be, (1) provide Coley with a license on commercially reasonable terms to the necessary information and/or intellectual property rights to manufacture the Immune Modulator and/or other immunomodulatory oligonucleotides in compliance with such immunomodulatory oligonucleotide Specifications or (2) manufacture or have manufactured reasonable quantities of the Immune Modulator or such other immunomodulatory

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

oligonucleotides for Coley in accordance with a supply agreement, and at a price and upon other terms and conditions, to be negotiated between the Parties. Notwithstanding the foregoing, in the event Licensee or a Sublicensee has a third party manufacture Immune Modulator and/or other immunomodulatory oligonucleotides on its behalf, the obligations Licensee or such Sublicensee set forth in the preceding sentence shall only apply to the extent the third party consents to such license (in the event the information and/or intellectual property is owned or controlled by such third party) and/or manufacturing obligations; provided, however, that Licensee shall use, and shall cause its Sublicensee to use, commercially reasonable efforts to obtain such third party consent, including when negotiating future third party manufacturing agreements.

(d) During the exclusive period of the license granted to Coley in the United States of America under the Iowa Agreement, any Licensed Product produced for sale in the United States of America shall, to the extent required by the Iowa Agreement, be manufactured substantially in the United States of America unless a waiver of this requirement is obtained or this requirement otherwise ceases to apply. Coley shall, at Licensee’s request and expense, assist Licensee or any Sublicensee in attempting to obtain any such waiver should Licensee determine to do so.

5.3 Marking. Licensee shall comply with the requirements as to the marking of Licensed Products set forth in Article 7 of the Iowa Agreement.

6.	TERM AND TERMINATION.

6.1 Term. The term of this Agreement shall begin on the Effective Date and, unless earlier terminated pursuant to this Section 6, continue until the later to occur of (i) the expiration or termination of the last Valid Claim of a Patent Right in the Territory or (ii) ten (10) years from the last First Commercial Sale of a Licensed Product in the Territory without another First Commercial Sale of a Licensed Product in the Territory having occurred during such ten (10)-year period (the “Term”).

6.2 Termination.

(a) Termination by Either Party. Upon a material breach of this Agreement by either Party, the non-breaching Party may provide written notice to the breaching Party specifying the material breach. If the breaching Party fails to cure the material breach during such sixty (60) day period following the date on which the notice of breach is provided, then the non-breaching Party shall have the right to terminate this Agreement. If such breach is not reasonably cured within sixty (60) days but the breaching Party is making a bona fide effort to cure any such breach, such termination shall be delayed in order to permit the breaching Party a reasonable period of time to remedy the breach.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(b) Termination by Coley.

(i) Coley shall have the right upon written notice to Licensee to terminate this Agreement for non-payment of any amount due hereunder from Licensee to Coley if such non-payment shall continue uncured for a period ending (1) thirty (30) days following notice of such non-payment given by Coley to Licensee or, (2) if Licensee initiates a dispute resolution proceeding with respect to such payment prior to the expiration of such thirty (30) day period, then fifteen (15) days following the final conclusion of the dispute resolution proceeding.

(ii) Coley may terminate this Agreement in the event that Licensee challenges (1) the validity of the Patent Rights licensed to Licensee hereunder or, (2) in defense of or otherwise to defeat any claim made by Coley for royalties due pursuant to Section 3, the secrecy or substantiality of the Know-How licensed to Licensee hereunder. In addition, in the event that any Sublicensee challenges the validity of the Patent Rights licensed to Licensee hereunder, Coley shall have the right to direct Licensee to terminate the sublicense agreement with such Sublicensee by providing written notice to Licensee. In the event Licensee fails to terminate such sublicense agreement within thirty (30) days of receipt of such notice by Coley, Coley shall have the right to terminate this Agreement immediately upon written notice to Licensee.

(iii) In addition, in the event that Coley becomes aware that a Sublicensee is in material breach of a sublicense agreement, Coley shall have the right to direct Licensee to terminate the sublicense agreement with such Sublicensee, by providing written notice to Licensee, if the Sublicensee fails to cure the material breach during such sixty (60) day period following the date on which the notice of breach is provided; provided, however, that if the breaching Sublicensee is making a bona fide effort to cure any such breach, such termination will be delayed in order to permit the breaching Sublicensee a reasonable period of time to remedy the breach. In the event Licensee fails to terminate such sublicense agreement by (1) thirty (30) days following receipt of such notice by Coley (or such additional period as may be provided for the Sublicensee to cure the breach pursuant to the preceding sentence) or, (2) if Licensee or Sublicensee initiates a dispute resolution proceeding with respect to such breach prior to the expiration of such thirty (30) day period, then fifteen (15) days following the final conclusion of the dispute resolution proceeding, Coley shall have the right to terminate this Agreement immediately upon written notice to Licensee.

(c) Termination upon Elimination of All Specified Diseases. In the event that Licensee has exercised its rights under Section 1.2 (hhh) to delete from the definition of “Specified Diseases” all Specified Diseases, this Agreement shall thereupon terminate without further action by either Party.

6.3 Effects of Expiration or Termination.

(a) Surviving Provisions. The provisions of Sections 2.3, 2.5, 3 (with respect to payment obligations accruing prior to the date of expiration or termination), the second sentence of Section 3.4(c), 5.1, 7, 8, 9, 10, 11 and 12, and this Section 6.3 shall survive expiration or termination of this Agreement for any reason.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(b) Licensee Rights. In addition to the provisions of Section 6.3(a), (i) upon expiration of the Term or termination of this Agreement by Licensee pursuant to Section 6.2(a), the rights granted to Licensee pursuant to Section 2.1 shall become perpetual, irrevocable, fully paid-up and royalty-free, and (ii) upon termination of this Agreement by Coley pursuant to Section 6.2(a) or (b) or upon termination of this Agreement pursuant to Section 6.2(c), Licensee shall have no further right to practice the Technology, and Licensee shall, at Coley’s election, promptly return or destroy any unused Immune Modulator owned or Controlled by Coley or proprietary to Coley. Upon termination of this Agreement by Coley pursuant to Section 6.2(a) or (b), (i) Licensee and its Sublicensees shall have the right to exhaust supplies of Licensed Products then in inventory and (ii) shall with respect to any sales of Licensed Products made prior to the termination of this Agreement or pursuant to clause (i) of this sentence, continue to provide Royalty Reports and to pay royalties on all Net Sales of Licensed Products as required hereunder.

(c) Obligations Survive. Any termination of this Agreement shall be without prejudice to the rights of either Party against the other accrued or accruing under this Agreement prior to termination.

7.	CONFIDENTIALITY.

7.1 Nondisclosure Obligation. Each Party shall use the Confidential Information of the other Party only in accordance with the activities contemplated by this Agreement and shall not disclose to any third party any Confidential Information of the other Party, without the prior written consent of the other Party. This obligation shall not apply to Confidential Information that:

(a) is known by the Receiving Party at the time of its receipt, and not through a prior disclosure by the Disclosing Party to the Receiving Party, as documented by business records;

(b) at the time of disclosure or thereafter becomes published or otherwise part of the public domain without breach of this Agreement by the Receiving Party;

(c) is subsequently disclosed to the Receiving Party by a third party who has the right to make such disclosure; or

(d) is developed by the Receiving Party independently of proprietary information or other information received from the Disclosing Party and such independent development can be properly demonstrated by the Receiving Party.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

7.2 Permitted Disclosures. Notwithstanding the provisions of Section 7.1, a Receiving Party may make the following disclosures of Confidential Information received from the Disclosing Party:

(a) disclosures to governmental or other regulatory agencies in order to obtain patents or to gain approval to conduct Licensed Product trials or to market the Licensed Products, but such disclosure may be only to the extent reasonably necessary to obtain such patents or authorizations upon consultation with the other Party;

(b) disclosures to agents, consultants, Affiliates and/or other third parties as necessary for the research and development, manufacturing and/or marketing of Licensed Products (or for such Persons to determine their interest in performing such activities) in accordance with this Agreement on the condition that such third parties agree to be bound by the confidentiality obligations contained in this Agreement for a term of not less than ten (10) years; or

(c) disclosures required by law or court order, provided that notice is promptly delivered to the Disclosing Party in order to provide it with an opportunity to seek a protective order or other similar order with respect to such proprietary information and the Receiving Party thereafter discloses only the minimum information required to be disclosed in order to comply with the request, whether or not a protective order or other similar order is obtained by the Disclosing Party.

7.3 Partial Disclosures. It is agreed that specific portions of Confidential Information and/or data shall continue to be maintained in confidence by the Parties in the event of a general disclosure of such Confidential Information and/or data. A combination of features in the Confidential Information and/or data shall continue to be maintained in confidence by the Parties hereunder unless every feature of the Confidential Information and/or data has been disclosed in accordance with the provisions herein.

7.4 Publishing.

(a) The Parties shall mutually agree on procedures for publishing or presenting pre-clinical and clinical results achieved by Licensee under this Agreement in scientific journals, at scientific meetings or in the general press. Neither Party shall submit, for written or oral publication, any manuscript, abstract, or the like that contains data, information or results arising from this Agreement or, in the case of Licensee, otherwise relating to the Immune Modulator without first providing the other Party with a copy of the same at least thirty (30) days before such proposed submission date and obtaining the written consent of the other Party, which consent shall not be unreasonably withheld or delayed. Nothing in this clause (a) shall qualify or limit the right of a Party to make such filings with Regulatory Authorities as may be required by law or necessary or desirable to obtain Regulatory Approvals as contemplated herein.

(b) Notwithstanding the provisions of Section 7.4(a), the Parties acknowledge and agree that certain academic consultants may perform activities under this Agreement, and such academic consultants shall have the right to publish or make public disclosures of the data resulting from their activities hereunder, subject to the provisions of this clause (b). Any academic consultant proposing to publish or make such public disclosure shall provide the Parties with a draft of any such publication or disclosure by overnight mail or courier. The Parties shall have thirty (30) days from the date of receipt in which to review and comment upon

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

such draft. If Coley and/or Licensee reasonably determines that the proposed publication or disclosure would disclose their respective Confidential Information, such information shall be deleted from any proposed publication or disclosure.

7.5 Publicity. The Parties agree to issue an initial joint press release within a reasonable time after the execution of this Agreement. Such press release shall be substantially in the form as set forth in Exhibit D. Thereafter, neither Coley nor Licensee (nor its Sublicensees) shall issue any press release or other public disclosure relating to this Agreement or any sublicense agreements without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed. Once any written statement is approved for disclosure by the Parties, either Party may make a subsequent public disclosure of the contents of such statement without further approval of the other Party. Notwithstanding any other provision contained in this Section 7.5, either Party may make such public disclosure relating to this Agreement as may be required by applicable law. Prior to any public disclosure relating to this Agreement pursuant to the preceding sentence, the Party proposing to make such disclosure shall provide reasonable notice thereof and the proposed contents of such disclosure to the other Party and shall consult in good faith with the other Party regarding the timing and contents of any such disclosure.

7.6 Period of Effectiveness. The provisions of this Section 7 shall terminate on the tenth anniversary of the termination or expiration of the Term.

8.	MAINTENANCE AND ENFORCEMENT OF PATENT RIGHTS.

8.1 Responsibility for Patent Rights. Coley, by counsel it selects, shall have the sole right, but not the obligation, to prepare, file, prosecute and maintain all Patent Rights in Coley’s name and in countries designated by Coley at the sole discretion of Coley. In the event that Coley at any time elects not to

(a) pursue or continue the filing, prosecution (including any interferences, resisue and opposition proceedings and re-examinations) or maintenance of any Patent Right in a particular country or

(b) seek any patent term extension, restoration or the like of any Patent Right in a particular country that may be available now or in the future, then, in each such case, Coley shall notify Licensee in writing thereof not less than ninety (90) days before any deadlines by which an action must be taken to establish or preserve any such rights in such Patent Right in such country and shall thereafter consult with Licensee in good faith as to what action, if any, should be taken with respect to the relevant Patent Right.

8.2 Infringement by Third Parties. Licensee agrees to provide, and shall cause its Sublicensees to provide, written notice to Coley promptly after becoming aware of any infringement of the Patent Rights. Coley shall have the right, but not the obligation, under its own control and at its own expense, to prosecute any third party infringement of the Patent Rights and/or to defend the Patent Rights in any declaratory judgment action brought by a Third

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Party which alleges invalidity, unenforceability, or non-infringement of the Patent Rights. Coley may enter into any settlement, consent judgment, or other voluntary final disposition of any infringement or declaratory judgment action hereunder without the prior written consent of Licensee. If Coley decides not to bring suit for infringement in the Field under the relevant Patent Rights, Coley shall notify Licensee reasonably in advance of any deadline for such enforcement and Licensee shall have the right to bring suit on its own behalf, at its sole cost and expense. Coley shall have a continuing right to intervene in such suit. Subject to the provisions of the next sentence, Licensee shall take no action to compel Coley either to initiate or to join in any such suit for patent infringement. At Licensee’s request, Coley shall initiate or join in any such suit if necessary to avoid dismissal of the suit; in such event, Licensee shall reimburse Coley for its reasonable attorney’s fees and costs.

8.3 Infringement Claims. If the manufacture, sale or use of a Licensed Product in the Field results in any claim, suit or proceeding filed by a third party alleging patent infringement by Coley or Licensee, such Party shall promptly notify the other Party in writing. In the event that one Party is sued, the Party subject to such claim shall have the exclusive right to defend and control the defense of any such claim, suit or proceeding, at its own expense, using counsel of its own choice; provided, however, that Coley may participate in the defense of such claim defended by Licensee through counsel of Coley’s own choosing and at Coley’s own expense, and provided, further, that Licensee shall not enter into any settlement which admits or concedes that any aspect of the Patent Rights is invalid or unenforceable without the prior written consent of Coley, which consent shall not be unreasonably withheld or delayed. The Party subject to the claim shall keep the other Party hereto reasonably informed of all material developments in connection with any such claim, suit or proceeding. The Party not subject to the claim shall cooperate in all reasonable respects with the Party subject to the claim in the defense of the claim. Licensee shall cause its Sublicensees to be bound to this provision to the same extent Licensee is so bound.

8.4 Settlements. No settlements, consent judgments, or other voluntary final dispositions of a dispute adversely affecting the rights or obligations of a Party, including the rights or obligations of the Party under this Agreement, shall be entered into in connection with any dispute, claim or proceeding described in Section 8.2 or 8.3 without the prior written consent of the adversely affected Party, such consent not to be unreasonably withheld or delayed. Without limiting the foregoing, no settlements, consent judgments, or other voluntary final dispositions of any dispute, claim or proceeding described in Section 8.2 or 8.3 adversely affecting the rights or obligations of Coley under the Patent Rights shall be entered into without the prior written consent of Coley, such consent not to be unreasonably withheld or delayed. The Parties shall comply with the provisions of Section 8.4 of the Iowa Agreement with respect to any settlement, consent judgment, or other voluntary final disposition of any suit relating to the subject matter of this Agreement.

8.5 Recoveries and Damages. Any recoveries and damages received as a result of a dispute, claim or proceeding described in Section 8.2 or 8.3 or any settlement, consent judgment, or other voluntary final disposition thereof shall first go toward reimbursing the Parties for their respective costs and expenses of such suit. Thereafter, all remaining recoveries not otherwise expressly allocated between the Parties in connection with the final disposition of the dispute

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

shall be allocated [**********] percent ([**]%) to Coley and [************] percent ([**]%) to Licensee.

8.6 Subject to Iowa Agreement. The provisions of this Section 8 are subject to in all respects the provisions of the Iowa Agreement, including Article 8 thereof.

9.	REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PARTIES.

9.1 Representations and Warranties of Each Party to the Other. Each Party hereby represents and warrants to the other Party hereto, effective as of the Effective Date, that:

(a) Such Party is a corporation duly organized and validly existing under the laws of the state or other jurisdiction of its incorporation or formation;

(b) The execution and performance of this Agreement by such Party has been duly authorized by all requisite corporate action;

(c) Such Party has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder, including the right, power and authority to grant the licenses granted herein;

(d) The execution and performance by such Party of this Agreement and its compliance with the terms and provisions hereof does not and, to its knowledge, will not conflict with or result in a breach of any of the terms and provisions of or constitute a default under (i) any loan agreement, guaranty, financing agreement, agreement affecting a Licensed Product or the Immune Modulator, or other agreement or instrument binding or affecting it or its property; (ii) the provisions of its charter documents or bylaws; or (iii) any order, writ, injunction or decree of any court or governmental authority entered against it or by which it or any of its property is bound;

(e) The execution and performance by such Party of this Agreement and its compliance with the terms and provisions hereof do not and, to its knowledge, will not violate any law, rule or regulation applicable to it; and

(f) This Agreement has been duly authorized by all necessary corporate action on the part of such Party, has been executed and delivered by such Party and constitutes such Party’s legal, valid and binding obligation, enforceable against such Party in accordance with its terms subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to the availability of particular remedies under general equity principles.

9.2 Covenants of Licensee. Licensee hereby covenants with Coley that:

(a) Licensee will not use the Immune Modulator or any Coley Confidential Information or Know-How for any purpose other than as contemplated under this Agreement;

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(b) It will comply with all laws and regulations applicable to the use, storage, disposal, and transfer of Immune Modulator; and

(c) It will comply with all of the obligations applicable to sublicensees of Coley under the Iowa Agreement.

(d) Licensee will not, and will not permit its Sublicensees, to market or actively promote any Licensed Product for off-label use outside the Field; provided, however, that the provisions of this clause (d) are not intended, and shall not be construed, to limit the right of Licensee or any Sublicensee to respond to requests from medical professionals and other appropriate Persons for information regarding the off-label use of the Licensed Product.

9.3 Representations and Warranties of Coley. Coley hereby represents and warrants to Licensee, effective as of the Effective Date, that:

(a) Coley owns or possesses adequate licenses or other rights to use the Technology in the Field and to grant the rights and licenses herein;

(b) To its knowledge, the granting of the rights and licenses herein to Licensee does not violate any right of any third party;

(c) Coley has not received notice that it is in breach of its obligations under the Iowa Agreement and there is no basis for a valid claim that it is in breach of its obligations under the Iowa Agreement;

(d) No term or provision of this Agreement constitutes or gives rise to, or will constitute or give rise to, a breach of the Iowa Agreement; and

(e) (i) To its knowledge, the Patent Rights have not been held by a court of competent jurisdiction to be invalid or unenforceable, in whole or in part; (ii) it has not received notice of any claim or litigation by any Person alleging that any Patent Right is invalid or unenforceable; (iii) to its knowledge, the conception, development and reduction to practice of the Technology existing as of the Effective Date have not constituted or involved the misappropriation of trade secrets or other rights or property of any Person; and (iv) it has not received notice of any claim or litigation asserted or commenced against it or any of its Affiliates that would have an adverse effect on the rights granted to Licensee under this Agreement.

9.4 Bayh-Dole. Both Parties acknowledge that the U.S. Public Health Service may have certain rights, as provided in Bayh-Dole (Public Law 96-517 of 1980), to the Patent Rights.

10.	INDEMNIFICATION AND LIMITATION OF LIABILITY.

10.1 Indemnification by Licensee. Licensee shall indemnify, defend and hold harmless Coley and its Affiliates, and each of its and their respective employees, officers, directors and agents (each, a “Coley Indemnified Party”), from and against any and all liability,

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

loss, damage, cost, and expense, including reasonable attorneys’ fees and reasonable expenses of litigation (collectively, a “Liability”), arising out of any third party claim which the Coley Indemnified Party may incur, suffer or be required to pay to the extent resulting from or arising in connection with (i) the breach by Licensee of any covenant, representation or warranty contained in this Agreement; (ii) any negligent or wrongful act or omission of Licensee (or any of its Affiliates or Sublicensees, or their respective directors, officers, or agents, or distributors thereof) which is the proximate cause of injury, death or property damage to a third party; (iii) actual or asserted violations of any applicable law or regulation by Licensee, its Affiliates, Sublicensees, or distributors by virtue of which Licensed Products in the Field manufactured, distributed or sold by Licensee, its Affiliates, Sublicensees, or distributors shall be alleged or determined to be adulterated, misbranded, mislabeled or otherwise not in compliance with any applicable law or regulation; (iv) claims for bodily injury, death, product liability, warranty of fitness or merchantability, or property damage attributable to the development, manufacture, distribution, sale or use of Licensed Products in the Field by Licensee, its Affiliates, Sublicensees, or distributors; or (v) a recall of Licensed Products in the Field manufactured, distributed or sold by Licensee, its Affiliates, Sublicensees, or distributors ordered by a governmental agency or required by a confirmed product failure as reasonably determined by Licensee, its Affiliates, Sublicensees, or distributors; except, in the case of clauses (ii) through (v), to the extent that such Liability arises in connection with or is otherwise attributable to a breach by Coley of this Agreement or any manufacturing agreement into which Coley may enter pursuant to Section 5.2 or any negligent or wrongful act or omission on the part of Coley or its Affiliates.

10.2 Indemnification by Coley. Coley and its Affiliates shall indemnify, defend and hold harmless Licensee and its employees, officers, directors and agents (each, an “Licensee Indemnified Party”) from and against any Liability arising out of any third party claim which the Licensee Indemnified Party may incur, suffer or be required to pay to the extent resulting from or arising in connection with (i) the breach by Coley of this Agreement (including its obligations with respect to the production, shipment, validation and release of Immune Modulator under Section 5.2(a)) or any manufacturing agreement into which Coley may enter pursuant to Section 5.2(b); or (ii) any negligent or wrongful act or omission by Coley (or any of its Affiliates or their respective directors, officers, or agents, or distributors thereof) which is the proximate cause of injury, death or property damage to a third party; except, in the case of clause (ii) to the extent that such Liability arises in connection with or is otherwise attributable to a breach by Licensee of this Agreement or any negligent or wrongful act or omission on the part of Licensee or its Affiliates or Sublicensees.

10.3 Indemnification Procedure. Any Person seeking indemnification under this Section 10 (the “Indemnitee”) shall promptly notify the Party from whom indemnification is sought (the “Indemnitor”) in writing of any Claim, and the Indemnitor shall have the right to participate in, and, to the extent the Indemnitor so desires, to assume the defense thereof with counsel mutually satisfactory (consent not to be unreasonably withheld or delayed) to the other Party by giving written notice to the Indemnitee and the other Party within thirty (30) days after receipt of written notice of such Claim from the Indemnitee; provided, however, that an Indemnitee shall have the right to retain its own counsel, with the fees and expenses to be paid (a) by the Indemnitor, if representation of such Indemnitee by the counsel retained by the

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Indemnitor would be inappropriate due to actual or potential differing interests between the Indemnitee and any other party represented by such counsel in such proceeding; or (b) by Indemnitee in all other cases. In no event shall the Indemnitor be liable for any Liabilities that result from any delay by the Indemnitee in providing the written notice pursuant to the first sentence of this Section 10.3. In the event that it is ultimately determined that the Indemnitor is not obligated to indemnify, defend or hold harmless an Indemnitee from and against such Claim, the Indemnitee shall reimburse the Indemnitor for any and all costs and expenses (including attorneys’ fees and costs of suit) and any Liabilities incurred by the Indemnitor in its defense of such Claim with respect to the Indemnitee. The Indemnitee and the other Party, and its employees and agents, shall reasonably cooperate with the Indemnitor and its legal representatives in the investigation of any Claim covered by this Section 10.

10.4 Settlements. Neither Party may settle a Claim without the consent of the other Party if such settlement would (a) impose any monetary obligation on the other Party, (b) require the other Party to submit to an injunction, or (c) otherwise limit the other Party’s rights under this Agreement, such consent not to be unreasonably withheld or delayed in the case of clauses (b) and (c). Any payment made by a Party to settle a Claim shall, unless otherwise provided in Section 10.1 or 10.2, as the case may be, be at its own cost and expense.

10.5 Limitation of Liability. With respect to any claim by one Party against the other Party arising out of the performance or failure of performance of the other Party under this Agreement, the Parties expressly agree that, except for a Party’s indemnification obligations pursuant to Section 10.1 or 10.2 with respect to third party claims, the liability of such Party to the other Party for such breach shall be limited under this Agreement or otherwise at law or equity to direct damages only and in no event shall a Party be liable for punitive, exemplary or consequential damages.

10.6 Insurance.

(a) Licensee. Prior to or immediately upon the first administration of any Licensed Product in the Field to a human in accordance with this Agreement, and for a period of five (5) years after the last sale of any Licensed Product in the Field hereunder, Licensee shall obtain and/or maintain, and shall require its Sublicensees to obtain and/or maintain, at its expense, product liability insurance in amounts which are reasonable and customary in the industry for companies of comparable size and activities. Such product liability insurance shall insure against liability for personal injury, physical injury, and property damage. Licensee shall provide proof of insurance to Coley upon request. Licensee may satisfy this requirement by a representation that it is self-insured and/or maintains third party liability insurance in amounts sufficient to meet the foregoing requirement.

(b) Coley. Prior to or immediately upon the first administration of any Licensed Product in the Field to a human in accordance with this Agreement, as notified by Licensee to Coley, and for a period of five (5) years after the last sale of any Licensed Product in the Field hereunder, as notified by Licensee to Coley, Coley shall obtain and/or maintain, at its expense, product liability insurance in amounts which are reasonable and customary in the industry for companies of comparable size and activities. Such product liability insurance shall insure

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

against liability for personal injury, physical injury, and property damage. Coley shall provide proof of insurance to Licensee upon request. Coley may satisfy this requirement by a representation that it is self-insured and/or maintains third party liability insurance in amounts sufficient to meet the foregoing requirement.

10.7 Warranty Disclaimer. EXCEPT AS EXPRESSLY MADE UNDER THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATIONS, NOR EXTENDS ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT, WITH RESPECT, IN THE CASE OF COLEY, TO THE IMMUNE MODULATOR OR OTHER IMMUNOMODULATORY OLIGONUCLEOTIDES FURNISHED TO LICENSEE OR, IN THE CASE OF BOTH PARTIES, TO ANY PATENT RIGHTS, KNOW-HOW, PRODUCT, INVENTION, TECHNOLOGY, SERVICES, GOODS OR OTHER SUBJECT MATTER OF THIS AGREEMENT.

11.	REPORTING OF SAFETY AND OTHER DATA.

11.1 Safety Data.

(a) Licensee shall report to Coley, and shall require its Sublicensees to report to Coley, safety data and any possible adverse events associated with Licensed Products pursuant to the provisions of the safety procedures reasonably acceptable to Licensee which shall be delivered by Coley to Licensee within a reasonable period of time after the Effective Date.

(b) Coley shall treat information disclosed to it pursuant to this Section 11.1 as Confidential Information with the following exceptions:

(i) Coley will use this data to generate a document reporting any trends seen in Licensed Products that may be related to the Immune Modulator. Coley shall have the right to share this update with Licensee and other licensees that incorporate Immune Modulator into products.

(ii) Coley will be free to use such information in communications with the FDA or any other Regulatory Authorities; provided, however, that no communication shall be made by Coley with the FDA or other Regulatory Authorities in reliance on the provisions of this clause (ii) that could adversely affect a Licensed Product without the consent of Licensee, which consent shall not be unreasonably withheld or delayed.

It is understood that the proviso clause of clause (ii) is not intended, and shall not be construed, to in any way qualify or limit the right of Coley to make disclosures of Confidential Information permitted by Section 7.2.

11.2 Preclinical and Clinical Data. Licensee shall report to Coley, and shall require its Sublicensees to report to Coley, any and all preclinical and clinical data resulting from the

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

testing of Immune Modulator alone. This will include, but will not be limited to, toxicology study results. All such information shall constitute Confidential Information.

11.3 Coley Reports. Coley shall promptly provide Licensee with any reports produced by Coley pursuant to Section 11.1(b)(i) and with updates summarizing data from studies of Immune Modulator when used alone as well as reporting trends in products that contain the Immune Modulator that may be related to Immune Modulator.

11.4 Other Licensees. Coley shall secure from all other Persons to whom it may grant licenses or other rights with respect to the Immune Modulator legally binding commitments similar to those set forth in this Section 11 relating to the disclosure of information relating to the Immune Modulator and all such rights as Coley may require in order to make the disclosures to Licensee contemplated by this Section 11.

12.	MISCELLANEOUS.

12.1 Assignment. Neither this Agreement nor any or all of the rights and obligations of a Party shall be assigned, delegated, sold, transferred, sublicensed (except as otherwise provided herein) or otherwise disposed of, by operation of law or otherwise, to any third party without the prior written consent of the other Party, which shall not be unreasonably withheld, and any attempted assignment, delegation, sale, transfer, sublicense or other disposition, by operation of law or otherwise, of this Agreement or of any rights or obligations hereunder contrary to this Agreement shall be a material breach of this Agreement by the attempting Party and shall be void and without force or effect; provided, however, that either Party may, without such consent, assign the Agreement and its rights and obligations hereunder in connection with the transfer or sale of all or substantially all of its assets or stock, in the event of its merger or consolidation or change in control or similar transaction, or, in the case of Licensee, in the event of a sale or transfer by Licensee of all or substantially all of its vaccine business related to vaccines targeting one or more of the Specified Diseases or, on a Licensed Product-by-Licensed Product basis, in connection with the transfer or sale of all or substantially all of its business related to a Licensed Product. In addition, either Party may, without such consent, assign the Agreement and delegate its rights and obligations hereunder, in whole or in part, to an Affiliate; provided, however, that the Party making any such assignment or delegations shall, notwithstanding such assignment or delegation, remain responsible for the full, complete and faithful performance of its obligations hereunder. This Agreement shall be binding upon, and inure to the benefit of, each Party, and its permitted successors and assigns.

12.2 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, U.S.A. without regard to its conflict of law rules.

12.3 Arbitration. Any dispute, controversy or claim arising out of or relating to this Agreement, or the breach thereof, including any question regarding this Agreement’s existence, termination or validity, shall be referred to and finally settled by binding arbitration, in

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

accordance with the rules of the American Arbitration Association in force on the date the demand for arbitration is filed. The demand for arbitration may be filed by either Party within a reasonable time after the controversy or claim has arisen, but no later than after the date upon which institution of legal proceedings shall be barred by the applicable statute of limitations. There shall be three (3) arbitrators, each Party to designate one arbitrator and the two Party-designated arbitrators to select the third arbitrator. The Party initiating recourse to arbitration shall include in its notice of arbitration its appointment of an arbitrator. The place of arbitration shall be Boston, Massachusetts. The language to be used in the arbitral proceedings shall be English. Any determination by such arbitration shall be final and conclusively binding. Judgment on the arbitral award may be entered in any court having jurisdiction thereof. All costs incurred in connection with such arbitration, including reasonable attorneys’ fees, shall be borne by the Party which incurs the costs; provided that a Party which is determined by the arbitral tribunal to have been in willful default of the provisions of this Agreement shall bear all costs of arbitration.

12.4 Injunctive Relief and Jurisdiction. Nothing in this Agreement shall be construed to limit or preclude a Party from bringing any action in any court of competent jurisdiction for injunctive or other provisional relief to compel the other Party to comply with its obligations hereunder, whether before or during the pendancy of arbitration proceedings. The Parties agree that all such suits may, at the option of either Party, be initiated and maintained before the United States District Court for the District of Massachusetts, U.S.A. and both Parties submit to personal jurisdiction and to the service of process, pleadings and notices in connection with any and all actions seeking such injunctive or provisional relief to the court referred to above. Notwithstanding the foregoing, any dispute regarding the validity, scope or enforceability of patents, trademarks or other intellectual property that is or can be the subject of registration with a governmental entity shall be submitted to a court of competent jurisdiction in the territory in which such rights apply.

12.5 Waiver. Any delay or failure in enforcing a Party’s rights under this Agreement or any waiver as to a particular default or other matter shall not constitute a waiver of such Party’s rights to the future enforcement of its rights under this Agreement, nor operate to bar the exercise or enforcement thereof at any time or times thereafter, excepting only as to an express written and signed waiver as to a particular matter for a particular period of time. No waiver of a breach shall be deemed to be a waiver of a different or subsequent breach.

12.6 Independent Relationship. Nothing herein contained shall be deemed to create an employment, agency, joint venture or partnership relationship between the Parties hereto or any of their agents or employees, or any other legal arrangement that would impose liability upon one Party for the act or failure to act of the other Party. Neither Party shall have any power to enter into any contracts or commitments or to incur any liabilities in the name of, or on behalf of, the other Party, or to bind the other Party in any respect whatsoever.

12.7 Export Control. This Agreement is made subject to any restrictions concerning the export of Licensed Product or technical information from the United States of America which may be imposed upon or related to the Parties from time to time by the government of the United

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

States of America. Licensee agrees that it will not export, directly or indirectly, any technical information acquired from Coley under this Agreement, and Licensee agrees that it will not export, directly or indirectly, any Licensed Product using such technical information, to any country for which the United States government or any agency thereof at the time of export requires an export license or other governmental approval, without first obtaining any consent that may be required by applicable law, rule or regulation.

12.8 Entire Agreement; Amendment. This Agreement sets forth the complete, final and entire agreement of the Parties relating to the subject matter hereof and all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties with respect thereto and supersedes and terminates all prior agreements, writings and understandings between the Parties to the extent they relate to the subject matter hereof. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties relating to the subject matter hereof other than as are set forth herein or otherwise contemplated by this Section 12.8. No terms or provisions of this Agreement shall be varied or modified and no subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the Parties unless reduced to writing and signed by an authorized officer of each Party.

12.9 Notices. Each notice required or permitted to be given or sent under this Agreement shall be in writing and delivered personally or given by facsimile transmission (with confirmation copy by registered first-class mail) or by registered or certified mail (return receipt requested) or overnight courier, to the Parties at the addresses and facsimile numbers indicated below.

If to Coley, to:	Coley Pharmaceutical Group, Inc.
Wellesley Gateway
93 Worcester Street, Suite 101
Wellesley, MA 02481, U.S.A.
Attention: President and CEO
Facsimile: 1-781-431-6403

with a copy to:	Coley Pharmaceutical Group, Inc.
Wellesley Gateway
93 Worcester Street, Suite 101
Wellesley, MA 02481, U.S.A.
Attention: Vice President and General Counsel
Facsimile: 1-781-431-6403

If to Licensee, to:	Chiron Srl
Via Fiorentina 1,

53100 Siena, Italy Attention: Riccardo Manetti, PhD
Director Business Development, Emerging Opportunities
Facsimile: + 39 0577 243476

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

with a copy to:	Chiron Corporation
4560 Horton Street
Emeryville, CA 94608
Attention: Corporate Counsel
Facsimile: +1 510 654 5360

All notices, requests, reports, approvals or other communications required or permitted under this Agreement shall be in writing (except in the case of verbal communications and teleconferences updating either Party as to the status of work hereunder), and shall be deemed given (a) when delivered personally; (b) ten (10) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (c) one (1) day after deposited with a commercial express courier specifying next day delivery, with written verification of receipt. Either Party may change its address or its facsimile number by giving the other Party written notice, delivered in accordance with this Section.

12.10 Force Majeure. Failure of any Party to perform its obligations under this Agreement (except the obligation to make payments when properly due) shall not subject such Party to any liability or place them in breach of any term or condition of this Agreement to the other Party if such failure is caused by any cause beyond the reasonable control of such non-performing Party, including acts of God, fire, explosion, flood, drought, war (whether or not declared), terrorism, riot, sabotage, embargo, strikes or other labor trouble, failure in whole or in part of suppliers to deliver on schedule materials, equipment or machinery, interruption of or delay in transportation, a national health emergency or compliance with any order or regulation of any government entity acting with color of right; provided, however, that the Party affected shall promptly notify the other Party of the condition constituting force majeure as defined herein and shall exert reasonable efforts to eliminate, cure and overcome any such causes and to resume performance of its obligations with all possible speed. If a condition constituting force majeure as defined herein exists for more than ninety (90) consecutive days, the Parties shall meet to negotiate a mutually satisfactory solution to the problem, if practicable.

12.11 Severability. If any provision of this Agreement is declared invalid or unenforceable by a court having competent jurisdiction, it is mutually agreed that, except to the extent that either Party would be adversely affected thereby, this Agreement shall endure except for the part declared invalid or unenforceable by order of such court; provided, however, that in the event that the terms and conditions of this Agreement are materially altered, the Parties will, in good faith, renegotiate the terms and conditions of this Agreement to reasonably substitute a valid and enforceable provision consistent with the intent of this Agreement for such invalid or unenforceable provision.

12.12 Recording. Subject to the provisions of Section 7, each Party shall have the right, at any time, to record, register, or otherwise notify this Agreement in appropriate

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

governmental or regulatory offices anywhere in the Territory, and each Party shall provide reasonable assistance to the other Party in effecting any such recording, registering or notifying.

12.13 Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

12.14 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original as against either Party whose signature appears thereon, but all of which taken together shall constitute but one and the same instrument. Copies of executed counterparts of this Agreement transmitted by facsimile shall be considered original executed counterparts provided receipt of such facsimile is confirmed.

12.15 Iowa Agreement. In the event that the license granted to Coley under the Iowa Agreement terminates for any reason, (a) this Agreement shall continue, provided that Licensee agrees in writing that UIRF is entitled to enforce the Iowa Agreement directly against Licensee and (b) Licensee shall have the right, without any obligation or liability to Coley of any kind, to deal directly with UIRF with respect to the subject matter of this Agreement.

[The remainder of this page was left blank intentionally.]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first set forth above.

Coley Pharmaceutical Group, Inc.		Chiron Corporation

By:	/s/ Robert L. Bratzler	By:	/s/ John Lambert

Title:	President & CEO	Title:	President

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

EXHIBIT A

Iowa Agreement

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

EXHIBIT B

Licensee’s Existing IP

[***********]

[***********]

[***********]

[***********]

[***********]

[***********]

[************]

[************]

[********************************************]

[*****************************]

[**************]

[*****************************]

[*****************************]

[*****************************]

[*****************************]

[*******************************************************************************************]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

EXHIBIT C

Patent Rights

Patents Claiming Priority to Patent Application Serial No. [**********] filed [**********]

WGS #	SN	FILING DATE	INVENTORS	ASSIGNEE	TITLE	STATUS

[************]	[***********]	[********]	[*****] [********] [*********]	[****] [***] [*******]	[**************** ****************]	Issued US 6,194,388 B1 02-27-2001 (CIP of 08/276,358)

[************]	[************* **************]	[********]	[*****] [********] [*********]	[****] [***] [*******]	[******************* *************]	National Stage Published 02/01/96

[*********** ********]	[************** **** ************** *************** **** **************]	[********]	[*****] [********] [*********]	[****] [***] [*******]	[******************* *************]	Granted Patent No. 713040 Pending Pending Pending

[************]	[******************]	[********]	[*****] [********] [*********]	[****] [***] [*******]	[****************** **************]	Allowed Divisional of Australia 713040

[************] [************] [************]	[*************] [*************] [*************]	[********]	[*****] [********] [*********]	[****] [***] [*******]	[****************** **************]	Pending Divisional of Europe 95911630.2

[**********]	[***********]	[********]	[*****] [*****] [*******] [*********]	[****] [***] [***] [*******]	[******************* ******************]	Issued 6,207,646 B1 03-27-2001 (CIP of US 6,194,388, C1039/7001)

[**********]	[*************]	[********]	[*****] [********] [*********]	[****] [***] [*******]	[******************* ******************]	Issued US 6,239,116 B1 05-29-01 (CIP of US 6,207,646 B1, C1039/7004)

[*************]	[***************** **********]	[********]	[*****] [*****] [*******] [*********]	[****] [***] [***] [*******]	[******************* ************** ****]	Entered National Phase 04/14/99 Published 05/07/98

[************ ************* *********]	[************** *************** *************** *************** *************** *************** *************** *************** *************** *************** ****]	[********] [********] [********] [********] [********] [********] [********] [********]	[*****] [*****] [*******] [*********] [*******]	[****] [****] [***] [***] [*******]	[******************* ******************]	Pending Pending Pending Pending Pending Allowed 335397-03/08/01 Allowed 12/06/00 Pending

[**********]	[**************]	[********]	[*****] [********] [*********]	[****] [***] [*******]	[**************** ****************]	ABN in favor of C1039.7083 DIV of 7001

[**********]	[***********]	[********]	[*****] [********] [*********]	[****] [***] [*******]	[***************** ***************]	Pending CON of 09/415,142 (C1039/7029)

[**********]	[***********]	[********]	[*****] [********] [*********]	[****] [***] [*******]	[**************** ***************** **************]	ABN in favor of 7084 CIP of US 09/415,142, C1039/7029

WGS #	SN	FILING DATE	INVENTORS	ASSIGNEE	TITLE	STATUS
[**********]	[***********]	[****** **]	[*****] [********] [*********]	[****] [***] [*******]	[******************* ******************** *]	Pending CON of US 09/931,583, C1039/7053

[**********]	[***********]	[****** **]	[*****] [********] [*********]	[****] [***] [*******]	[****************** ***************** ******************]	Pending CON of US 6,239,116, C1039/7005

[**********]	[***********]	[****** **]	[*****] [********] [*********]	[****] [***] [*******]	[******************* *****************]	ABN in favor of 7077 CON of US 6,239,116 C1039/7005

[**********]	[***********]	[****** **]	[*****] [********] [*********]	[****] [***] [*******]	[**************** ********************]	Pending CON of US 09/337,893, C1039/7021

[********************************************]

WGS #	SN	FILING DATE	INVENTORS	ASSIGNEE	TITLE	STATUS
[************]	[***************] [***********]	[****** **]	[*****] [*****] [*****] [*******] [*********]	[****] [*******] [****] [***]	[******************* ******************* ******************* *********]	Entered National Phase 8/18/99 Published 09/17/98

[*************** *******]	[*************** **] [**************] [*************** ****] [*************]	[****** **] [****** **] [****** **] [****** **]	[*****] [*****] [*****] [*******] [*********]	[****] [*******] [****] [***	[******************* ******************* ******************* *********]	Pending Pending Pending Pending

[**********]	[**************]	[****** **]	[*****] [*****] [*****]	[****] [*******] [****]	[******************* ******************* ******************* *********]	Issued US 6,406,705 B1 (CIP of PCT/US98/04703, C1039/7006WO)

[**********]	[**************]	[****** **]	[*****] [*****] [*****]	[****] [*******] [****]	[******************* ******************* ******************* *********]	Pending, Divisional of US 09/325,193 (CON of US 6,406,705 B1, C1039/7025)

[********************************************]

WGS #	SN	FILING DATE	INVENTORS	ASSIGNEE	TITLE	STATUS
[**********]	[**************]	[****** **]	[*****] [********]	[****] [****]	[******************* ******************* ******************* *********]	Issued

[**********]	[**************]	[****** **]	[*****] [********]	[****] [****]	[******************* ******************* ******************* *********]	Pending Divisional of US 09/191,170, C1039/7017

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

[***********************************************************************

*************************]

WGS #	SN	FILING DATE	INVENTORS	ASSIGNEE	TITLE	STATUS
[**********]	[**************]	[****** **]	[**********] [******]	[*******] [*******]	[******************* ******************** *****************]	Issued US 5,663,153 (CIP of US 08/217,988)
[**********]	[**************]	[****** **]	[**********] [******]	[*******] [*******]	[******************* ******************** *****************]	Issued US 5,723,335 03-03-98 (CON of US 08/217,988)
[**********]	[**************]	[****** **]	[**********] [******]	[*******] [*******]	[******************* ******************** *****************]	Allowed (CON of US 5,723,335 C1037/7015)
[**********]			[**********] [******]	[*******] [*******]	[******************* ******************** *****************]	Pending (CON of US 09/009,634, C1037/7016)

[************************************]

WGS #	SN	FILING DATE	INVENTORS	ASSIGNEE	TITLE	STATUS
[**********]	[**************]	[****** **]	[*****] [******]	[****] [****]	[****************** ******************* ******************* ******************* ******************* ***************]	Issued 6,218,371 B1 04-17-2001
[************]	[*************** ************]	[****** **]	[*****] [******]	[****] [****]	[****************** ******************* ******************* ******************* ******************* ***************]	Entered National Stage Published 10/14/99
[************* ********]	[*************** ****] [**************] [*************** ***] [********* ***********] [*************** **]	[****** **]	[*****] [******]	[****] [****]	[****************** ******************* ******************* ******************* ******************* ***************]	Pending Pending Published 01/17/01 EP 1067956 Pending Pending
[**********]	[**************]	[****** **]	[*****] [******]	[****] [****]	[****************** ******************* ******************* ******************* ******************* ***************]	Pending (Divisional of 6,218,371 B1 C1039/7026)

[*********************]

WGS #	SN	FILING DATE	INVENTORS	ASSIGNEE	TITLE	STATUS
[**********]	[**************]	[****** **]	[********] [*********] [*****]	[*******] [*******] [****]	[******************* ******************** ******************** ****]	Pending
[************]	[***************] [***********]	[****** **]	[********] [*********] [*****]	[*******] [*******] [****]	[******************* ******************** ******************** ****]	Pending Published 04/05/01

WGS #	SN	FILING DATE	INVENTORS	ASSIGNEE	TITLE	STATUS
[************* ************** *************]	[*****************] [***************] [*****************] [*************] [****************] [******************] [******************] [********************] [*********************]	[********]	[********] [*********] [*****]	[*******] [*******] [****]	[******************* ******************** ******************** ****]	Pending Pending Pending Pending Pending Pending Pending Pending Pending

[***************]

WGS #	SN	FILING DATE	INVENTORS	ASSIGNEE	TITLE	STATUS
[***********]	[**************]	[********]	[*********] [*****]	[****] [****]	[******************* ******************** ******]	Pending

[************]	[***************] [***********]	[********]	[*********] [*****]	[****] [****]	[******************* ******************** ******]	Expired, Entered National Phase Published 12/02/99

[************* ************** *************]	[*****************] [******************] [*************] [****************] [************] [*****************] [*****************] [*********************]	[********]	[*********] [*****]	[****] [****]	[******************** ******************* ******]	Pending Pending Pending Pending Pending Pending Pending Pending

[************************************************]

WGS #	SN	FILING DATE	INVENTORS	ASSIGNEE	TITLE	STATUS
[**********]	[**************]	[********]	[******] [********]	[*******] [*******]	[******************* ******************** ******************** ****************]	Pending

[************]	[**************] [***********]	[********]	[******] [********]	[*******] [*******]	[******************* ******************** *******************]	Entered National Stage Published 11/18/99

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

WGS #	SN	FILING DATE	INVENTORS	ASSIGNEE	TITLE	STATUS
[************* ************** *************]	[*****************] [******************] [*************] [****************] [************] [*****************] [*****************] [*********************]	[********]	[******] [********]	[*******] [*******]	[******************* ******************** *******************]	Pending Pending Pending Pending Pending Pending Issued August 29, 2001

[***************************************************************************]

WGS #	SN	FILING DATE	INVENTORS	ASSIGNEE	TITLE	STATUS
[**********]	[***************] [***********]	[********]	[******] [********] [****]	[*******] [*******] [*******]	[******************* ******************** ******************** ******************** *******************]	National Filing/Pending PCT Published 07/30/98

[**********]	[***************] [******] [******] [*****]	[********]	[******] [********] [****]	[*******] [*******] [*******]	[******************** ********************* ********************* ********************* ***************]	Pending Pending Pending Pending

[*********************************]

WGS #	SN	FILING DATE	INVENTORS	ASSIGNEE	TITLE	STATUS
[**********]	[**************]	[********]	[*****] [*****] [******] [**]	[****] [****] [*******] [****]	[******************* ******************** ******************]	Issued US 6339,068

[************]	[***************] [***********]	[********]	[*****] [*****] [******] [**]	[****] [****] [*******] [****]	[******************* ******************** ******************]	Pending

[******] [******] [*********]	[*******] [***********] [***********]	[********]	[*****] [*****] [******] [**]	[****] [****] [*******] [****]	[******************* ******************** ******************]	Pending

[**********]	[**************]	[********]	[*****] [*****] [******] [**]	[****] [****] [*******] [****]	[******************* ******************** ******************]	Pending CON of US 09/082,649

[*******************************]

WGS #	SN	FILING DATE	INVENTORS	ASSIGNEE	TITLE	STATUS
[**********]	[**************]	[********]	[********] [********]	[*******] [*******]	[******************* ******************** ******************** *********]	Abandoned in favor of C1037/7051

[**********]		[********]	[********] [********]	[*******] [*******]	[******************* ******************** ******************** *********]	Pending CON of US 09/801,938

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

[***********]

WGS #	SN	FILING DATE	INVENTORS	ASSIGNEE	TITLE	STATUS
[**********]	[**************]	[****** **]	[*********** ***]	[********* ***]	[******************* ******************** ******************** ******************** ******]	ABN in favor of C1037/7035WO designating US

[************]		[****** **]		[********* ***]	[******************* ******************** ******************** ******************** ******]	Pending PCT

[****************]

WGS #	SN	FILING DATE	INVENTORS	ASSIGNEE	TITLE	STATUS
[**********]	[**************]	[****** **]	[*******] [********]	[*****]	[******************* ******************** ***********]	Pending

EXHIBIT D

Form of Press Release

NEWS RELEASE

Contact:

Ted Hibben	Karen L. Bergman or Michelle Corral
Director, Business Development	BCC Partners (US)
Coley Pharmaceutical Group	+1.650.575.1509
+1.781.431.9000, ext. 1313	karenbergman@earthlink.net
thibben@coleypharma.com	+1.415.794.8662
m_corral@yahoo.com

For Immediate Release

Coley Pharmaceutical Group Licenses VaxImmune™ Vaccine Adjuvant to Chiron

Corporation for Inclusion in New Infectious Disease Vaccines

Wellesley, MA, December, XX, 2003 - Coley Pharmaceutical Group Inc. today announced that Chiron Corporation has licensed Coley’s proprietary VaxImmune™ vaccine adjuvant for incorporation into multiple vaccine candidates.

Under the terms of the agreement, Chiron receives a worldwide non-exclusive license to VaxImmune™, a powerful synthetic CpG vaccine adjuvant, for use in certain prophylactic infectious disease vaccine fields. Coley will receive upfront license fees and development milestones. In addition, Coley will receive royalties from sales of products developed subject to the license. Further terms were not disclosed.

“This agreement with a leading vaccine developer further demonstrates the value of our CpG adjuvant technology to enhance the performance of both prophylactic and therapeutic vaccines. I am delighted that Chiron has made VaxImmune™ an essential component of their adjuvant strategy for the next generation of infectious disease vaccines,” said Robert L. Bratzler, Ph.D., President and CEO of Coley Pharmaceutical Group. “Our collaboration with Chiron further advances our strategy to license Coley’s vaccine adjuvant technology for important

- more -

applications on a global basis, creating a new generation of highly effective vaccines.”

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

About VaxImmune™

VaxImmune™ is one member of Coley’s family of CpG TLR9 agonists, which are short synthetic DNA-like sequences that invoke potent innate and adaptive immune responses of the body’s immune system, comprised of both antibody- and cell-mediated pathways. Recent published scientific research by independent researchers have demonstrated that VaxImmune™ vaccine adjuvants are suitable for use in both prophylactic and therapeutic vaccines and can elicit a powerful immune response against infectious disease and cancers.

Coley’s is actively seeking committed partners for the licensing and development of its VaxImmune™ vaccine adjuvant products. In addition to the agreement announced today with Chiron, Coley has previously signed two licenses for its vaccine adjuvants with GlaxoSmithKline for use in cancer vaccines and in infectious disease vaccines.

About Coley Pharmaceutical Group

Coley Pharmaceutical Group is developing several classes of highly specific, targeted immunoregulatory drugs with broad potential applications in cancers, asthma, allergy and infectious diseases. Coley’s lead anti-cancer drug candidate, ProMune™, is being studied in Phase II trials for several different cancer indications; Actilon™, Coley’s lead anti-viral drug candidate, is being developed for the treatment of Hepatitis C; and VaxImmune™, Coley’s lead vaccine adjuvant, is being clinically evaluated with partners in vaccines for certain cancers and for Hepatitis B. Two other CPG compounds are being developed in collaboration with Aventis Pharmaceuticals for the treatment of asthma and allergic rhinitis. In addition to the Aventis partnership, Coley has two license agreements with GlaxoSmithKline for the use of certain CpG TLR9 agonists in specified preventive and therapeutic infectious disease vaccines and certain therapeutic cancer vaccines. Coley has also received a $12 million DARPA award to support the clinical development of Coley’s CpGs for the enhancement of anthrax vaccines. Coley is a private company with operations in the United States, Germany and Canada. For further information, please visit www.coleypharma.com.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.